Dear Investor:

Many investors, especially those heavily exposed to U. S. stocks, experienced the best three months in their investing history during the quarter ended June 30, 1997. For many, it also marked the best six months ever experienced. Also, the best twelve months. And probably twenty-four months. And three years; and five years; and even ten years going back to June 30, 1987.

Over the ten years since June 30, 1987, the New York Stock Exchange Index has advanced at an average annual rate of over 13% per year (as has the Ultra Series Growth and Income Fund, the one Ultra Series stock fund with over ten years of history). And, recall where the market was on June 30, 1987 -- heading into a 30% decline! So, these exceptional ten year returns of over 13% per year include the "market crash" of October 1987.

There are two important messages in this remarkable record. First, the best way to "beat" a market setback is to outlast it. Prudent investors who stayed with their stock accumulation programs, and maybe even accelerated their purchasing during the traumatic third and fourth quarters of 1987, came out very well. All it took was time, and "staying the course."

The second message is stocks have come a very long way. By Thanksgiving of this year, if the U. S. stock market merely holds at present levels, we will be able to look back ten years to not just before the "crash" but to just after it -- to the month-end low of November, 1987 -- and we will see that the average annual return for this ten year period will have been, not some 13%, but over 17% per year. U. S. stocks are selling for nearly five times what they were ten years ago.

Here again, two messages. First, we believe it will be very hard for investors to continuously convince themselves that these market levels are prudent. Their recent feelings of euphoria will be replaced with at least occasional, temporary bouts of terror. The unavoidable occasional disappointment in a company earnings announcement, or international calamity, or major economy-impacting work stoppage, or even just the persistence of an extreme weather pattern in the farm belt can trigger an occasional market shock. And, the higher the market climbs, the more frequent and more violent the shocks can be. We're at records heights, and it's slippery at these altitudes.

The other message is that the factors driving stock prices have indeed been extremely favorable, especially relative to ten years ago when they appeared almost equally unfavorable. In simplest terms, these factors fall into two categories -- those impacting expected cash returns from stocks, and those influencing the percentage rate of return investors demand from stock investments.

Cash returns (or companies' abilities to pay cash returns to their stockholders) have virtually exploded in recent years as companies have benefited from vast gains in technology, reduced their cost structures, improved their workers' productivity and enhanced their financial structures. Lower tax rates have also enhanced investors' "take" from stock investments, and a further significant tax reduction is soon to be introduced.

Changes in the level of demanded returns have exerted an even greater influence. If an investor needs an expected 10% return from stocks before he will invest, a stock paying annual dividends of $1.00 per year (let's ignore taxes and earnings growth) is worth $10.00. If the demanded rate declines to 7%, due to lowered inflation expectations, to less attractive returns from alternative investments and to generally increasing demand from fellow investors for good places to park retirement money, that same stock is suddenly worth over $14.00!

Put these two factors together -- increasing cash returns and reduced "discount rates" applied to those cash returns -- and you get markedly increased stock valuations. And, these higher valuations are correct, justifiable and, so long as the factors persist, permanent.

And that is the unanswerable question -- how long will these extremely favorable factors persist?

Future cash flows from stocks, we believe, did move to a higher level with the technology/productivity factors mentioned earlier. But, was this a one-time step up in amount or a long term increase in the rate of growth of corporate earnings and cash flows to investors? We suspect it was some of both, varying company by company. As to the discount rate, or the return demanded from equities, this will be driven primarily by what happens to inflation rates. Although we are well aware of risks here, we see great significance in current U. S. demographic trends and in the increasing fiscal responsibility in Washington. A long period of low inflation, possibly punctuated with occasional quarters of deflation, is a distinct possibility.

The conclusion we draw is this. Investors (people who have money now who need to preserve or expand its purchasing power for use in the long term future) would be taking a great risk by reducing their exposure to stocks and bonds, or even by slowing their investment accumulation programs. Markets are, indeed, "high" relative to past levels, and they will certainly suffer shocks in the months and years ahead. But, the factors are in place to maintain current valuation levels, apart from the occasional shock, and to build from there, probably at more "normal" rates, as our economy resumes its more normal historical growth patterns in the future.

We will be "staying the course" in our management of the Ultra Series Fund portfolios, and hope that you will be staying your course as we both work to fulfill your lifetime financial plans.

Sincerely,

/s/  Lawrence R. Halverson

Lawrence R. Halverson, CFA
Senior Vice President

              CAPITAL APPRECIATION STOCK FUND OF ULTRA SERIES FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shareholder report shows a graphic representation of how the Capital Appreciation Stock Fund compared to several indexes. $10,000 invested on the inception date of January 3, 1994 would have the following value as of June 30, 1997.

         Capital Appreciation Stock Fund1         $19,208
         S&P 500 Stock Index                      $20,948
         Lipper Average2                          $16,762
         Consumer Price Index                     $10,981

The scale on this chart is different from the scale on the other charts in this report because the fund's inception date is January 3, 1994.

 -------------------------------------------------------------------------
                       Average Annual Total Return
 -------------------------------------------------------------------------
 ---------------------------------- ---------- ---------- ----------------
                                    6-30-96/   6-30-92/   Since Inception
                                     6-30-97    6-30-97       of Fund
 ---------------------------------- ---------- ---------- ----------------
 ---------------------------------- ---------- ---------- ----------------
 Capital Appreciation Stock Fund3    26.83%       N/A         20.50%
 S&P 500 Stock Index                 34.69%       N/A         23.03%
 Lipper Average2                     15.09%       N/A         17.59%
 Consumer Price Index                 2.30%       N/A          2.75%
 ---------------------------------- ---------- ---------- ----------------



TEN LARGEST HOLDINGS (% of Portfolio)
Owens Illinois, Inc........ 3.4%    Airtouch Communications, Inc. 3.1%
Wang Laboratories, Inc..... 3.2%    Telefonos deMexico SP
EMC Corp................... 3.1%        ADR - CI L............... 2.7%
U.S. West Media Group...... 3.1%    Interim Services, Inc........ 2.5%
Aetna Life & Casualty Co... 3.1%    K-III Communications, Inc.... 2.5%
                                    Safeway, Inc................. 2.4%


At this place, the shareholder report contains a pie chart showing a portfolio mix of 5.4% in short-term investments and 94.6% in common stocks.


1 Capital Appreciation Stock Fund returns on the graph are from inception, January 3, 1994. Average Annual Total Returns are for the most recent 1, 5, and 10 years ending June 30, 1997.

2 Lipper Performance Summary Average for Capital Appreciation Stock Funds represents the average annual total return of all the underlying Capital Appreciation Stock Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

3 Fund returns are calculated after mutual fund level expenses have been subtracted, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

             Management's Discussion of First Half 1997 Performance
                         Capital Appreciation Stock Fund

Investment Objective: Seeks a high level of long-term growth of capital by investing in common stocks, including those of smaller companies and companies undergoing significant change.

Management's Discussion: The U.S. stock market turned in near record first half results, led by the large capitalization "blue chip" stocks. The Capital Appreciation Stock Fund participated nicely in this very favorable market, providing a return of 14.7% for the six months ended June 30. Although the fund's investment approach of focusing on reasonably valued companies across the small, middle and large capitalization segments of the equity market caused the fund's return to lag the more widely cited "big cap" market indexes, the fund did outperform the middle and small capitalization indexes and significantly outperformed most similar funds:

  USF Capital Appreciation Stock Fund                                  14.7%

  Russell 2000 Index (Small capitalization stocks)                     10.2%
  Standard & Poor's 400 Index (Middle capitalization stocks)           13.0%
  Russell 1000 Index (Large capitalization stocks)                     18.4%
  Standard & Poor's 500 Index (Large capitalization stocks)            20.6%

   Lipper Average of Capital Appreciation Funds                         9.7%

First half results benefited from strong performance in the health care sector, one of the fund's most heavily weighted areas. Health care holdings averaged 17.6% of fund equities during the period, nearly twice the health care sector weight of the S&P 400 Index and one and a half times that of the S&P 500. The fund's health care holdings appreciated by approximately 19% during the first half of the year, led by strong performance in pharmaceutical stocks such as Bristol-Myers Squibb and Glaxo Wellcome. Given recent gains, pharmaceutical stock valuations now appear less attractive and, as a result, we have trimmed positions. We have used the proceeds from these sales to initiate positions in Biogen (a biotechnology company) and Alza (a drug delivery/specialty pharmaceutical company). We are currently evaluating additional investment opportunities within the emerging, technology-oriented areas of the health care sector and may continue to shift portfolio holdings toward these groups.

The fund also benefited from a strong showing in the communications services sector. Portfolio holdings in this area gained over 20% during the first half, led by a 45% gain in Telefonos de Mexico ADRs. We believe that a number of companies within this sector are attractively valued, resulting in an overweighted position in this sector in our portfolios. Two such holdings, Airtouch Communications and Telefonos de Mexico ADRs, are among the fund's top ten holdings.

Two of the biggest negative contributors to performance during the first half of the year were our cash position and our underweighting in the financial sector, which continued to be one of the best performing segments of the market. While we do not actively raise cash following periods of strong market performance, cash holdings occasionally build to levels beyond what is generally needed for liquidity reasons. This can be attributed to an increased difficulty in finding stocks that meet our valuation and quality criteria during periods when overall valuation levels are at the high-end of historical ranges. While this cash build is temporary, it can have the effect of dampening overall portfolio returns.

At present, we believe the technology, health care, communication services and consumer staples sectors offer the most attractive investment opportunities and we have overweighted the capital appreciation portfolios in those sectors. Conversely, we are underweighted in the basic materials, finance and utilities sectors as we believe many of the component stocks within those sectors are fairly valued. After the recent strong performance of the larger capitalization tiers of the market, we are also finding that mid-to-small capitalization stocks appear relatively more attractive. As a result, we will likely increase our exposure to lower market capitalization tiers.

The recent performance of financial assets like those in the fund cannot be expected to continue indefinitely. While a near-term market setback is quite possible, we continue to believe that attempts at market timing are rarely successful, and are not prudent. We encourage investors to focus on the long-term and to use any negative short-term volatility as an opportunity to accumulate a diversified portfolio of quality, reasonably priced securities like those we seek to provide in the Capital Appreciation Stock Fund.

Annette E. Hellmer, CFA                    Lawrence R. Halverson, CFA
Investment Officer                         Senior Vice President
CIMCO Inc.                                 CIMCO Inc.

                GROWTH AND INCOME STOCK FUND OF ULTRA SERIES FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shareholder report shows a graphic representation of how the Growth and Income Stock Fund compared to several indexes. $10,000 invested on the inception date of January 3, 1985 would have the following value as of June 30, 1997.

         Growth and Income Stock Fund1                    $58,686
         S&P 500 Stock Index                              $77,881
         Lipper Average2                                  $62,005
         Consumer Price Index                             $15,202


-----------------------------------------------------------------------
                     Average Annual Total Return
-----------------------------------------------------------------------
-------------------------------- ------------ ------------ ------------
                                  6-30-96/     6-30-92/     6-30-87/
                                   6-30-97      6-30-97      6-30-97
-------------------------------- ------------ ------------ ------------
-------------------------------- ------------ ------------ ------------
Growth and Income Stock Fund3      31.16%       18.73%       13.10%
S&P 500 Stock Index                34.69%       19.75%       14.63%
Lipper Average2                    28.12%       17.76%       13.18%
Consumer Price Index                 2.30%        2.72%        3.51%
-------------------------------- ------------ ------------ ------------



TEN LARGEST HOLDINGS (% of Portfolio)
Int'l Business Machines Corp.  3.7% Columbia/HCA Healthcare Corp..  2.8%
Aetna Life & Casualty Co...... 3.6%    WMX Technologies, Inc. ..... 2.7%
Wal-Mart Stores, Inc. ........ 3.1%    Allstate Corporation ........2.6%
Bristol-Myers Squibb Co. ..... 3.1%    U.S. West Media Group....... 2.6%
Nabisco Holdings                       EMC Corp. .................. 2.5%
    Corp - Class A............ 2.9%

At this place, the shareholder report contains a pie chart showing a portfolio mix of 6.0% in short-term investments and 94.0% in common stocks.

1 Growth and Income Stock Fund returns on the graph are from inception,  January
  3, 1985. Average Annual Total Returns are for the most recent 1, 5, and 10 years ending June 30, 1997.

2 The Lipper Performance Summary Average for Growth and Income Stock Funds represents the average annual total return of all the underlying Growth and Income Stock Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

3 Fund returns are calculated after mutual fund level expenses have been subtracted, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

             Management's Discussion of First Half 1997 Performance
                          Growth and Income Stock Fund

Investment Objective: Seeks long term growth of capital, with income as a secondary consideration, by investing primarily in common stocks of companies with financial and market strengths and long term records of performance.

Management's Discussion: The U.S. stock market's strong performance of 1995 and 1996 continued in the first half of 1997, and the Growth & Income Stock Fund participated nicely with a return of 15.7% for the six months ended June 30. The above average market returns were led by large capitalization "blue chip" stocks. In fact, even within this "large cap" universe, a relatively small number of stocks accounted for the lion's share of the gains. The fund's investment philosophy focuses its investments in reasonably valued stocks of generally larger companies across various economic sectors. This approach especially targets companies that have competitive positions and catalysts to drive positive fundamental changes. Although the fund's performance lagged the "big cap" indexes modestly, due to the narrow performance of the large capitalization stocks, it substantially outperformed the middle and small capitalization indexes and performed in line with similar funds.

   USF Growth & Income Stock Fund                                    15.7%

   Russell 2000 Index (Small capitalization stocks)                  10.2%
   Standard & Poor's 400 Index (Middle capitalization stocks)        13.0%
   Russell 1000 Index (Large capitalization stocks)                  18.4%
   Standard & Poor's 500 Index (Large capitalization stocks)         20.6%

   Lipper Average of Growth & Income Funds                           15.8%

The fund's return in this period was helped by strong performance from the consumer cyclical sector. Holdings in this sector returned 24.1% compared to 18.2% for the S&P 500's consumer cyclical sector. Leading this outperformance was a strong showing in the retail arena where Wal-Mart and Costco posted strong gains as these companies were able to leverage their existing store base combined with favorable consumer sentiment. Another strong contributor to the fund's performance was the basic materials sector which returned 18.8% vs. 13.5% for the S&P 500's basic materials sector. The fund's weakest performing sectors during the period were capital goods and consumer staples.

The Growth & Income Stock Fund enters the second half of 1997 with an overweighted position in consumer staples and healthcare. The basic materials, capital goods and finance sectors are underweighted and the remaining sectors are near market weights. While our sector weights often differ from those of the S&P 500, these weightings reflect the types of stocks we are finding attractive within the context of our valuation philosophy. We do not attempt to make general judgments about the relative prospects of various broad economic sectors. We do, however, ensure that our portfolios remain well diversified across economic sectors.

The first half of 1997 was plagued by increased volatility, the result of inflation and interest rate concerns and the now famous "irrational exuberance" phrase. The market's rebound from a near 10% correction in April and continued gains through June 30 were the result of continued strong corporate earnings and lack of inflation at both the consumer and producer levels. The overhanging fear of inflation may continue to keep volatility at above average levels which heightens the importance of maintaining a disciplined approach to investing.

The market's performance continues to be far above its historical average. The 17.4% S&P 500 return in the second quarter far outpaced the index's long term average annual return of approximately 11%. While one should not extrapolate these recent returns into the future, investors should not abandon their long term investment objectives in expectation of a market setback. We see no reason to expect a negative change in the long term performance of stocks and bonds and therefore see less risk to the long term investor who "stays in the game" than one who "retreats to the sidelines." The fund's focus on high quality companies at reasonable valuations should help investors participate in further market advances while limiting downside exposure.

Annette E. Hellmer, CFA                     Lawrence R. Halverson, CFA
Investment Officer                          Senior Vice President
CIMCO Inc.                                  CIMCO Inc.

                       BALANCED FUND OF ULTRA SERIES FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shareholder report shows a graphic representation of how the Balanced Fund compared to several indexes. $10,000 invested on the inception date of January 3, 1985 would have the following value as of June 30, 1997.

         Balanced Fund1                       $39,893
         Synthetic Index2                     $44,720
         Consumer Price Index                 $15,202
         Lipper Average3                      $41,398


------------------------------------------------------------------------
                      Average Annual Total Return
------------------------------------------------------------------------
------------------------------- ------------ ------------- -------------
                                 6-30-96/      6-30-92/      6-30-87/
                                  6-30-97      6-30-97       6-30-97
------------------------------- ------------ ------------- -------------
------------------------------- ------------ ------------- -------------
Balanced Fund4                    16.12%        11.38%        10.10%
Synthetic Index                   18.78%        12.07%        10.92%
Lipper Average3                   18.94%        12.22%        10.48%
Consumer Price Index                2.30%        2.72%         3.51%
------------------------------- ------------ ------------- -------------


At this place, the shareholder report contains a pie chart showing a portfolio mix of 4.3% in foreign bonds, 11.6% in short-term investments, 16.4% in government & agency bonds, 23.3% in corporate bonds, and 44.4% in common stocks.


1 Balanced  Fund  returns on the graph are from  inception,  January 3, 1985.
  Average Annual Total Returns are for the most recent 1, 5, and 10 years ending June 30, 1997.

2 The Synthetic Index represents the average annual total returns of a portfolio which was annually readjusted to 45% Standard and Poor's 500, 40% Lehman Intermediate Government/Corporate Index, and 15% 90-Day Treasury Bills.

3 The Lipper Performance Summary Average for Balanced Funds represents the average annual total return of all the underlying Balanced Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

4 Fund returns are calculated after mutual fund level expenses have been subtracted, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

             Management's Discussion of First Half 1997 Performance
                                  Balanced Fund

Investment Objective: Seeks a high total return through the combination of income and capital growth by investing in common stocks of the type owned in the Growth and Income and Capital Appreciation Stock Funds, bonds of the type owned in the Bond Fund and money market instruments of the type owned in the Money Market Fund.

Management's Discussion: The U. S. investment markets ranged from "so-so" for bonds to "go-go" for large company stocks in the first half of 1997, and on average provided investors with above average returns. The Balanced Fund participated nicely in these favorable markets, providing a return of 8.1% for the six months ended June 30. The fund's conservative approach of staying invested in a diversified portfolio of reasonably valued stocks, bonds and money market instruments provided welcome stability in the hectic, increasingly volatile markets during this period, but it also somewhat dampened returns relative to market indexes and similar funds with greater exposure to stocks:

                  USF Balanced Fund                            8.1%

                  Synthetic Index*                            10.6%

                  Lipper Average of Balanced Funds            10.2%

* 45% Standard & Poor's 500, 40% Lehman Intermediate Government/Corporate Index and 15% 90-day U. S. Treasury bills.

The key factors causing a difference between the Balanced Fund's return and that of the synthetic index were fund expenses and transaction costs (index returns are not representative of actual investment alternatives), and the dominance of large capitalization stocks in the S&P 500 index. These large company stocks have, in recent months, substantially outperformed the cross section of company sizes usually represented in portfolios such as the fund's. We believe this also results in such more diverse portfolios being less vulnerable to a market setback than the "big cap" indexes and expect this recent performance gap to narrow and possibly reverse in the months ahead.

As long time investors in the Ultra Series Fund are well aware, we believe strongly that any attempts at market timing, even when the market seems "irrationally exuberant," are risky and imprudent for the long term investor. For those with shorter time horizons, however, the Balanced Fund provides an interim step on the way from "maximum exposure to growth" to "stable value" investments. As investors approach the time when investments will be liquidated to meet spending needs, such a fund should be considered, and programs to facilitate this kind of gradual reallocation should be kept on schedule, especially when markets appear "high."

Lawrence R. Halverson, CFA   Annette E. Hellmer, CFA   Joseph L. Gogola, CFA
Senior Vice President        Investment Officer        Senior Investment Officer
CIMCO Inc.                   CIMCO Inc.                CIMCO Inc.

                         BOND FUND OF ULTRA SERIES FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shareholder report shows a graphic representation of how the Bond Fund compared to several indexes. $10,000 invested on the inception date of January 3, 1985 would have the following value as of June 30, 1997.

  Bond Fund1                                                            $28,038
  Lehman Brothers Intermediate Government/Corporate Bond Index          $29,412
  Lipper Average2                                                       $25,181
  Consumer Price Index                                                  $15,202


    --------------------------------------------------------------------------
                           Average Annual Total Return
    --------------------------------------------------------------------------
                                        6-30-96/      6-30-92/      6-30-87/
                                        6-30-97       6-30-97       6-30-97
     -------------------------------- ------------- ------------- -------------
    Bond Fund3                          7.71%         6.12%         7.75%
    Lehman Brothers Intermediate
       Govt./Corporate Bond Index       7.23%         6.49%         8.16%
    Lipper Average2                     7.84%         6.38%         7.75%
    Consumer Price Index                2.30%         2.72%         3.51%
    -------------------------------- ------------- ------------- -------------

At this place, the shareholder report contains a pie chart showing a portfolio mix of 6.1% in short-term investments, 30.9% in government & agency bonds, 56.7% in corporate bonds, and 6.3% in foreign bonds.


1 Bond Fund returns on the graph are from inception, January 3, 1985. Average
  Annual Total Returns are for the most recent 1, 5, and 10 years ending June 30, 1997.

2 The Lipper Performance Summary average for Short/Intermediate Investment Grade
  Funds represents the average annual total return of all the underlying Short/Intermediate Investment Grade Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

3 Fund returns are calculated after mutual fund level expenses have been subtracted, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

             Management's Discussion of First Half 1997 Performance
                                    Bond Fund

Investment Objective: Seeks a high level of current income, consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed income securities with maturities of up to 30 years. The fund emphasizes intermediate-term securities.

Management's Discussion: The bond market performance for the first half of 1997 reflected an erratic rise and fall in interest rates which allowed bonds to earn their underlying coupon income while preserving most of their principal value. For example, the long U.S. Treasury bond started the year at a yield level of 6.64%, rose to 7.17% on April 14th and closed June 30th at 6.78%, providing six months of interest income of about 3.3% less a very small loss of principal due to the marginal increase in interest rates. (Bond prices fall when market interest rates rise.) The Bond Fund's conservative investment approach of emphasizing good quality intermediate-term issues allowed it to avoid the volatility inherent in long term bonds, and provided investors with a modest positive total return in line with representative indexes and similar funds:

       USF Bond Fund                                                    2.7%

       Lehman Brothers Aggregate Index                                  3.1%
       Lehman Brothers Government/Corporate Index                       2.7%
       Lehman Brothers Intermediate Government/Corporate Index          2.8%

       Lipper Average of Bond Funds                                     2.7%

The key factors causing a difference between the Bond Fund's return and that of the indexes were fund expenses, which amounted to approximately .3%, and transaction costs. Market indexes are not actual investment funds and do not incur expenses or transaction costs.

The performance of the intermediate-term investment grade bond market in the first six months of 1997 was a little below the long-term average return of this financial asset class. We see no reason to believe the future performance of the broad bond market will not be more in line with long term averages. A greater risk to an investor's future performance is "sitting on the sidelines" or following an undiversified investment program, rather than continuing to accumulate a diversified portfolio of quality and value-priced securities including those of the type held in the Bond Fund.

As we proceed into 1997, we expect to be making greater use of a CIMCO-developed optimization model which we believe could further enhance bond portfolio performance. This model incorporates historical return levels and performance correlations of the various categories of bonds, modeled under multiple interest rate scenarios to calculate expected rates of return of various bond allocations over time. Currently, the model indicates there may be benefits to be gained by modestly increasing the fund's holdings of mortgage-backed securities, including interest only strips, international dollar denominated bonds, less marketable corporate and asset-backed securities and a very modest amount of below investment grade issues. Actual activities in the Bond Fund may or may not include any or all of these types of investments. The fund will maintain the "A" average credit quality rating and medium-term portfolio duration of the bonds it owns as it continues to pursue its stated investment objective, thereby providing the stabilizing influence in portfolios that long time investors in the Ultra Series Fund have grown to expect.

Joseph L. Gogola, CFA                            Lawrence R. Halverson, CFA
Senior Investment Officer                        Senior Vice President
CIMCO Inc.                                       CIMCO Inc.

                     TREASURY 2000 FUND OF ULTRA SERIES FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shareholder report shows a graphic representation of how the Treasury 2000 Fund compared to several indexes. $10,000 invested on the inception date of July 28, 1988 would have the following value as of June 30, 1997.

         Treasury 2000 Fund1                                           $24,415
         Lipper Average2                                               $24,600
         Consumer Price Index                                          $14,208
         Lehman Brothers Intermediate Treasury Bond Index              $20,750


 --------------------------------------------------------------------------
                        Average Annual Total Return
 --------------------------------------------------------------------------
 ---------------------------------- ---------- ----------- ----------------
                                    6-30-96/    6-30-92/        Since
                                     6-30-97    6-30-97     Inception of
                                                                Fund
 ---------------------------------- ---------- ----------- ----------------
 ---------------------------------- ---------- ----------- ----------------
 Treasury 2000 Fund3                  6.80%      7.77%          10.43%
 Lehman Brothers Intermediate
 Treasury                             6.73%      6.19%           8.08%
     Bond Index                       7.47%      8.80%           9.93%
 Lipper Average2                      2.30%      2.72%           2.88%
 Consumer Price Index
 ---------------------------------- ---------- ----------- ----------------


1 Treasury 2000 Fund returns on the graph are from inception,  July 28, 1988.
  Average Annual Total Returns are for the most recent 1, 5, and 10 years ending June 30, 1997.

2 The Lipper Performance Summary Average for Target Maturity Funds represents the average annual total return of all the underlying Target Maturity Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service. The Lipper Performance Summary Average for Target Maturity Funds covers the period from January 1, 1988 to December 31, 1996. This is not exactly the same time frame as the Treasury 2000 Fund which began on July 29, 1988.

3 Fund returns are calculated after mutual fund level expenses have been subtracted, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

             Management's Discussion of First Half 1997 Performance
                               Treasury 2000 Fund

Investment Objective: Seeks safety of capital and a relatively predictable payout upon portfolio maturity, primarily by investing in Stripped Treasury Securities.

Management's Discussion: The bond market performance for the first half of 1997 reflected an erratic rise and fall in interest rate levels. The Treasury 2000 Fund's investment approach of remaining invested exclusively in U.S. Treasury Strips or similar coupon securities with a maturity date of November 15, 2000, produced a return in line with representative indexes and similar funds:

     USF Treasury 2000 Fund                                        2.3%

     Lehman Intermediate Treasury Bond Index                       2.7%

     Lipper Average of Target Maturity Funds                       2.2%

The fund's marginally longer duration (3.4 versus 3.1 for the index) during a period of slightly rising interest rates had a modest negative impact on return. However, the average target maturity fund represented in the Lipper average had a duration even marginally longer than the fund's, producing a slightly lower return than the fund's for this peer group average.

An additional factor influencing the fund's return relative to the market index was fund expenses, which amounted to approximately .2% for this six month period. Market indices are not actual investment funds and do not bear either expenses or transaction costs.

Between now and the November 15, 2000, maturity and distribution date, the fund's returns will reflect changes in market interest rate levels, but will be primarily impacted by the appreciation of the fund's investment securities to their face value at maturity.

The performance in the first half of 1997 of fixed income financial assets like those in the fund was below the long-term averages. We see no reason why the future performance of the broad bond market will not be more in line with historical averages. A greater risk to an investor's future performance may be "sitting on the sidelines" or following an undiversified investment program, rather than continuing to accumulate a diversified portfolio of quality and value-priced securities including those of the type held in the Treasury 2000 Fund.

Joseph L. Gogola, CFA                        Lawrence R. Halverson, CFA
Senior Investment Officer                    Senior Vice President
CIMCO Inc.                                   CIMCO Inc.


                                                         ULTRA SERIES FUND
                                                Statement of Assets and Liabilities
                                                           June 30, 1997
                                                            (Unaudited)

                                            Capital      Growth and                                       Money        Treasury
                                         Appreciation   Income Stock     Balanced          Bond          Market          2000
Assets:                                   Stock Fund        Fund           Fund            Fund           Fund           Fund
                                          ----------        ----           ----            ----           ----           ----
Investments in securities, at value,
(note 2) - see accompanying schedule
   (cost $116,723,300)                $144,379,764   $         --   $          --    $        --    $        --     $        --
   (cost $266,033,922)                          --    340,204,974              --             --             --              --
   (cost $224,544,397)                          --             --     251,548,881             --             --              --
   (cost $35,731,470)                           --             --              --     35,696,541             --              --
   (cost $29,771,403)                           --             --              --             --     29,771,403              --
   (cost $1,444,735)                            --             --              --             --             --       1,624,622
  Receivable for securities sold         1,625,340      1,376,791         610,504             --             --              --
  Accrued interest receivable              135,763        559,926       1,701,413        559,251             --              --
  Accrued dividends receivable                  --             --         154,315             --             --              --
                                       -----------    -----------     -----------     ----------     ----------      ----------
    Total assets                       146,140,867    342,141,691     254,015,113     36,255,792     29,771,403       1,624,622
                                       -----------    -----------     -----------     ----------     ----------      ----------

Liabilities:
  Payable for securities purchased       1,112,533        586,083       3,017,812             --             --              --
  Dividends payable                             --             --              --             --         12,289              --
  Accrued expenses                          94,727        167,609         144,252         16,428         11,090           4,123
                                       -----------    -----------     -----------     ----------     ----------      ----------
    Total liabilities                    1,207,260        753,692       3,162,064         16,428         23,379           4,123
                                       -----------    -----------     -----------     ----------     ----------      ----------
Net assets applicable to outstanding
capital stock                         $144,933,607   $341,387,999    $250,853,049    $36,239,364    $29,748,024      $1,620,499
                                       ===========    ===========     ===========     ==========     ==========      ==========
Represented by:
 Capital stock, par value $.01             $86,774       $138,995        $153,227        $34,675       $297,480          $1,833
 Additional paid-in capital            115,253,547    261,655,737     219,544,105     35,670,620     29,450,544       1,438,779
 Undistributed net investment income       245,028      1,114,420       2,281,548        553,653             --              --
 Undistributed net realized gain
  (loss) on investments                  1,691,794      4,307,795       1,869,685         15,345             --              --
  Unrealized appreciation
  (depreciation) on investments         27,656,464     74,171,052      27,004,484        (34,929)            --         179,887
                                       -----------    -----------     -----------     ----------     ----------      ----------

Total net assets - representing
net assets applicable to outstanding
capital stock                         $144,933,607  $341,387,999    $250,853,049    $36,239,364    $29,748,024      $1,620,499
                                       ===========    ===========     ===========     ==========     ==========      ==========
Number of shares issued and
 outstanding (note 5)                    8,677,416     13,899,526      15,322,706      3,467,457     29,748,024         183,351
                                       ===========    ===========     ===========     ==========     ==========      ==========
Net asset value per share of
outstanding capital stock (note 2)          $16.70         $24.56          $16.37         $10.45          $1.00           $8.84
                                       ===========    ===========     ===========     ==========     ==========      ==========

See accompanying notes to financial statements.

                                        CAPITAL APPRECIATION STOCK FUND OF ULTRA SERIES FUND
                                                     Investments in Securities
                                                           June 30, 1997
                                                            (Unaudited)

CAPITAL APPRECIATION STOCK                   % Net        Quality      Annualized       Maturity             Par
FUND INVESTMENTS:                           Assets        Rating*         Yield           Date             Amount            Value
                                            ------        -------         -----           ----             ------            -----
Short-Term Investments:
Commercial Paper/Savings:                    5.0%
  CIT Group Holdings                                      A-1/P-1         5.63%        Jul 07, 1997     $1,000,000        $999,082
  Ford Motor Credit Corporation                           A-1/P-1         5.66%        Jul 02, 1997      2,000,000       1,998,616
  Interstate Power                                        A-1/P-1         5.68%        Aug 19, 1997      1,700,000       1,687,158
  Merrill Lynch Capital Markets                          A-1+/P-1         5.74%        Jul 11, 1997      1,000,000         998,431
  Morgan Stanley, Dean Witter,
      Discover and Co.                                    A-1/P-1         5.64%        Jul 21, 1997      1,200,000       1,196,313
  State Street Bank & Trust                                               5.25%                            352,405         352,405
                                                                                                                         ---------
     TOTAL SHORT-TERM INVESTMENTS,
     AT COST                                                                                                            $7,232,005
                                                                                                                         ---------

                                             % Net
Long-Term Investments:                      Assets                                                         Shares            Value
Common Stocks:                               94.6%


Building Materials:                          1.7%
  Raychem Corporation                                                                                       32,300      $2,402,312
                                                                                                                         ---------

Forest Products/Paper:                       2.5%
  Georgia Pacific Corp.                                                                                     22,300       1,903,862
  Willamette Industries                                                                                     23,500       1,645,000
                                                                                                                         ---------
     Forest Products/Paper total                                                                                         3,548,862
                                                                                                                         ---------

Insurance:                                   4.7%
  Aetna, Inc.                                                                                               43,800       4,484,025
  Allstate Corporation                                                                                      31,102       2,270,446
                                                                                                                         ---------
     Insurance total                                                                                                     6,754,471
                                                                                                                         ---------

Banks:                                       2.3%
  Banc One Corporation                                                                                      37,600       1,821,250
  Bankers Trust New York Corp.                                                                              17,000       1,479,000
                                                                                                                         ---------
     Banks total                                                                                                         3,300,250
                                                                                                                         ---------

Investment Banking/Brokerage:                8.2%
  A. G. Edwards, Inc.                                                                                       47,700       2,039,175
  Morgan Stanley, Dean Witter,
      Discover and Co.                                                                                      22,400         964,600
  Everest Reinsurance Holdings, Inc.                                                                        65,700       2,603,362
  Mutual Risk Management Ltd.                                                                               73,833       3,387,089
  Salomon Inc.                                                                                              51,100       2,842,438
                                                                                                                         ---------
   Investment Banking/Brokerage total                                                                                 11,836,664
                                                                                                                         ---------

Drugs/Health Care:                           9.3%
  Biogen Inc.***                                                                                            25,200         853,650
  Bristol-Myers Squibb Co.                                                                                  33,400       2,705,400
  Centocor Inc.***                                                                                          57,100       1,773,669
  Glaxo Wellcome PLC - ADR                                                                                  76,700       3,207,018
  MedPartners, Inc.***                                                                                      74,252       1,605,700
  Pharmacia & Upjohn, Inc.                                                                                  56,500       1,963,375
  United Healthcare Corporation                                                                             27,500       1,430,000
                                                                                                                         ---------
     Drugs/Health Care total                                                                                            13,538,812
                                                                                                                         ---------

Hospital Management/Supplies:                2.3%
  Biomet, Inc.                                                                                              68,700       1,279,538
  Columbia/HCA Healthcare Corp.                                                                             53,400       2,099,287
                                                                                                                         ---------
     Hospital Management/Supplies total                                                                                  3,378,825
                                                                                                                         ---------

Retail - Discount:                           1.3%
  Price/Costco, Inc.***                                                                                     22,600         742,975
  Wal-Mart Stores, Inc.                                                                                     34,300       1,159,769
                                                                                                                         ---------
     Retail-Discount total                                                                                               1,902,744
                                                                                                                         ---------

                                        CAPITAL APPRECIATION STOCK FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1997
                                                            (Unaudited)

CAPITAL APPRECIATION STOCK                   % Net
FUND INVESTMENTS, CONTINUED:                Assets                                                         Shares            Value
Retail - Drug:                               2.1%
  Rite Aid Corporation                                                                                      61,200      $3,052,350
                                                                                                                         ---------

Retail-Grocery:                              2.4%
  Safeway, Inc.***                                                                                          76,400       3,523,950
                                                                                                                         ---------

Media:                                       4.6%
  Banta Corporation                                                                                         43,600       1,182,650
  Cognizant Corp.                                                                                           36,700       1,486,350
  Dun & Bradstreet Corp.                                                                                    15,700         412,125
  K-III Communications, Inc.***                                                                            295,800       3,549,600
                                                                                                                         ---------
     Media total                                                                                                         6,630,725
                                                                                                                         ---------

Foods - Products & Service:                  5.7%
  General Mills Inc.                                                                                        26,500       1,725,813
  Hudson Foods, Inc.                                                                                        27,300         445,331
  Nabisco Holdings Corp. - Class A                                                                          62,600       2,496,175
  Sara Lee Corp                                                                                             26,100       1,086,413
  Tyson Foods, Inc. - Class A                                                                              129,650       2,479,556
                                                                                                                         ---------
     Foods - Products & Service total                                                                                    8,233,288
                                                                                                                         ---------

Auto-Related:                                1.4%
  General Motors Corporation                                                                                16,500         918,844
  Strattec Security Corp.***                                                                                50,250       1,036,406
                                                                                                                         ---------
     Auto-Related total                                                                                                  1,955,250
                                                                                                                         ---------

Apparel/Textile:                             2.0%
  Nine West Group, Inc.***                                                                                  74,800       2,856,425
                                                                                                                         ---------

Office Equipment/Computers:                  9.5%
  Amdahl Corp.***                                                                                           43,000         378,938
  EMC Corp.***                                                                                             114,800       4,477,200
  International Business Machines Corp.                                                                     22,300       2,011,181
  Seagate Technology, Inc.***                                                                               64,300       2,262,556
  Wang Laboratories, Inc.***                                                                               216,400       4,612,025
                                                                                                                         ---------
     Office Equipment/Computers total                                                                                   13,741,900
                                                                                                                         ---------

Electronics-Semiconductors:                  2.6%
  Dallas Semiconductor Corporation                                                                          52,600       2,064,550
  Micron Technology, Inc.***                                                                                43,200       1,725,300
                                                                                                                         ---------
     Electronics-Semiconductors total                                                                                    3,789,850
                                                                                                                         ---------

Electronics:                                 1.3%
  Texas Instruments, Inc.                                                                                   22,600       1,899,812
                                                                                                                         ---------

Pollution Control:                           1.9%
  Waste Management Inc.                                                                                     84,900       2,727,412
                                                                                                                         ---------

Oil/Oil Service:                             5.9%
  Exxon Corp.                                                                                               26,200       1,611,300
  Occidental Petroleum Corp.                                                                                92,000       2,305,750
  Unocal Corp.                                                                                              61,800       2,398,613
  USX-Marathon Group                                                                                        78,400       2,263,800
                                                                                                                         ---------
     Oil/Oil Service total                                                                                               8,579,463
                                                                                                                         ---------


Containers:                                  3.4%
  Owens Illinois, Inc.***                                                                                  158,500       4,913,500
                                                                                                                         ---------


                                        CAPITAL APPRECIATION STOCK FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1997
                                                            (Unaudited)

CAPITAL APPRECIATION STOCK                   % Net
FUND INVESTMENTS, CONTINUED:                Assets                                                         Shares            Value
Chemicals:                                   2.1%
  Dow Chemical Company                                                                                      14,900      $1,298,163
  Kerr-Mcgee Corporation                                                                                     9,400         595,725
  Lyondell Petrochemical Company                                                                            53,300       1,162,606
                                                                                                                         ---------
     Chemicals total                                                                                                     3,056,494
                                                                                                                         ---------

Transportation:                              0.6%
  Delta Air Lines, Inc.                                                                                      6,400        $524,800
  Midwest Express Holdings, Inc.***                                                                         14,550         398,306
                                                                                                                         ---------
     Transportation total                                                                                                  923,106
                                                                                                                         ---------

Telecommunications:                          10.3%
  Airtouch Communications, Inc.***                                                                         161,600       4,423,800
  Cox Communications, Inc.***                                                                               83,100       1,994,400
  Telefonos deMexico SP ADR - Cl L                                                                          82,900       3,958,475
  U.S.  West Media Group***                                                                                221,000       4,475,250
                                                                                                                         ---------
     Telecommunications total                                                                                           14,851,925
                                                                                                                         ---------

Utilities-Telephone:                         2.2%
  Ameritech Corporation                                                                                     22,000       1,494,625
  Bell Atlantic Corporation                                                                                 21,650       1,642,694
                                                                                                                         ---------
     Utilities-Telephone total                                                                                           3,137,319
                                                                                                                         ---------

Utilities-Electric:                          0.7%
  Pacific Gas & Electric Company                                                                            43,000       1,042,750
                                                                                                                         ---------

Diversified Companies:                       1.3%
  Rockwell International Corporation                                                                        33,000       1,947,000
                                                                                                                         ---------

Miscellaneous:                               2.5%
  Interim Services, Inc.***                                                                                 81,400       3,622,300
                                                                                                                         ---------

     TOTAL COMMON STOCKS,
     (COST: $109,491,295)                                                                                             $137,147,759
                                                                                                                       -----------

     TOTAL INVESTMENTS, CAPITAL APPRECIATION
     STOCK FUND (COST: $116,723,300)**                                                                                $144,379,764
                                                                                                                       ===========

See accompanying notes to investments in securities.
     *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.
  **At June 30, 1997, the cost of securities for federal income tax purposes was
$116,723,300.   The  aggregate  unrealized   appreciation  and  depreciation  of
investments in securities based on this cost were:
    Gross unrealized appreciation................... $29,407,665
    Gross unrealized depreciation................... (1,751,201)
                                                       ---------
    Net unrealized appreciation..................... $27,656,464
                                                       =========
***This Security is not income producing.

                                         GROWTH AND INCOME STOCK FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1997
                                                            (Unaudited)

GROWTH AND INCOME STOCK                      % Net        Quality      Annualized       Maturity             Par
FUND INVESTMENTS:                           Assets        Rating*         Yield           Date             Amount            Value
                                            ------        -------         -----           ----             ------            -----
Short-Term Investments:
Commercial Paper/Savings:                    5.3%
  BellSouth Telephone Inc                                 A-1+/P-1        5.58%       July 07, 1997       $827,000        $825,736
  CIT Group Holdings                                      A-1/P-1         5.63%       July 29, 1997      1,000,000         995,699
  Ford Motor Credit Company                               A-1/P-1         5.63%       Aug 25, 1997       4,116,000       4,106,211
  GE Capital Corp                                         A-1+/P-1        5.67%       July 22, 1997      5,000,000       4,974,129
  McGraw Hill Companies                                   A-1/P-1         5.46%       July 11, 1997      2,000,000       1,997,011
  Merrill Lynch & Co Inc                                  A-1+/P-1        5.65%       July 10, 1997      4,750,000       4,741,852
  State Street Bank & Trust                                               5.25%                            328,962         328,962
                                                                                                                        ----------
     TOTAL COMMERCIAL PAPER/
     SAVINGS, AT COST                                                                                                  $17,969,600
                                                                                                                        ----------

Quasi-Government/Government Sponsored:       0.4%
  Federal National Mortgage Association
     Discount Notes                                                       5.62%       Oct 16, 1997      $1,500,000      $1,475,702
                                                                                                                         ---------

                                             % Net
Long-Term Investments:                      Assets                                                         Shares            Value
Common Stocks:                               94.0%

Forest Products/Paper:                       2.2%
  Georgia Pacific Corp.                                                                                     51,800      $4,422,425
  International Paper Company                                                                               63,600       3,088,575
                                                                                                                         ---------
     Forest Products/Paper total                                                                                         7,511,000
                                                                                                                         ---------

Insurance:                                   7.5%
  Aetna Inc.                                                                                               119,500      12,233,813
  Allstate Corporation                                                                                     123,219       8,994,987
  Everest Reinsurance Holdings, Inc.                                                                       110,400       4,374,600
                                                                                                                         ---------
     Insurance total                                                                                                    25,603,400
                                                                                                                         ---------

Banks:                                       3.8%
  Banc One Corporation                                                                                     166,500       8,064,844
  Bankers Trust New York Corp.                                                                              55,500       4,828,500
                                                                                                                         ---------
     Banks total                                                                                                        12,893,344
                                                                                                                         ---------

Investment Banking/Brokerage:                3.7%
  A. G. Edwards, Inc.                                                                                       74,100       3,167,775
  Morgan Stanley, Dean Witter,
     Discover and Co.                                                                                       77,000       3,315,813
  Salomon Inc.                                                                                             108,800       6,052,000
                                                                                                                         ---------
     Investment Banking/Brokerage total                                                                                 12,535,588
                                                                                                                         ---------

Drugs/Health Care:                           9.2%
  American Home Products Corporation                                                                        86,900       6,647,850
  Bristol-Myers Squibb Co.                                                                                 129,000      10,449,000
  Glaxo Wellcome PLC - ADR                                                                                 186,000       7,777,125
  Pharmacia & Upjohn, Inc.                                                                                  68,000       2,363,000
  United Healthcare Corp.                                                                                   82,600       4,295,200
                                                                                                                         ---------
     Drugs/Health Care total                                                                                            31,532,175
                                                                                                                         ---------

Hospital Management/Supplies:                2.8%
  Columbia/HCA Healthcare Corp.                                                                            238,606       9,380,198
                                                                                                                         ---------

Retail - Discount:                           3.6%
  Price/Costco, Inc.***                                                                                     52,500       1,725,938
  Wal-Mart Stores, Inc.                                                                                    310,900      10,512,306
                                                                                                                         ---------
     Retail - Discount total                                                                                            12,238,244
                                                                                                                         ---------

Retail - Drug:                               1.6%
  CVS Corporation                                                                                          106,996       5,483,545
                                                                                                                         ---------

                                         GROWTH AND INCOME STOCK FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1997
                                                            (Unaudited)

GROWTH AND INCOME STOCK                      % Net
FUND INVESTMENTS, CONTINUED:                Assets                                                         Shares            Value
Media:                                       2.7%
  Banta Corporation                                                                                         99,900      $2,709,787
  Cox Communications, Inc.***                                                                              144,900       3,477,600
  Dun & Bradstreet Corp.                                                                                   109,900       2,884,875
                                                                                                                        ----------
     Media total                                                                                                         9,072,262

Foods - Products & Service:                  8.4%
  General Mills Inc.                                                                                       105,600       6,877,200
  Nabisco Holdings Corp. - Class A                                                                         243,500       9,709,563
  Sara Lee Corp.                                                                                           153,000       6,368,625
  Tyson Foods Inc.,  - Class A                                                                             306,400       5,859,900
                                                                                                                        ----------
     Foods - Products & Service total                                                                                   28,815,288
                                                                                                                        ----------

Auto-Related:                                1.8%
  Echlin, Inc.                                                                                              74,900       2,696,400
  General Motors Corporation                                                                                64,000       3,564,000
                                                                                                                        ----------
     Auto-Related total                                                                                                  6,260,400
                                                                                                                        ----------

Office Equipment/Computers:                  9.1%
  Amdahl Corp.***                                                                                           65,700         578,981
  Computer Associates International, Inc.                                                                  130,600       7,272,788
  EMC Corp.***                                                                                             214,300       8,357,700
  International Business Machines Corp.                                                                    139,300      12,563,119
  Seagate Technology, Inc.***                                                                               60,800       2,139,400
                                                                                                                        ----------
     Office Equipment/Computers total                                                                                   30,911,988
                                                                                                                        ----------

Electronics:                                 3.4%
  Phillips Electronics N.V.***                                                                              65,000       4,671,875
  Texas Instruments, Inc.                                                                                   84,000       7,061,250
                                                                                                                        ----------
     Electronics total                                                                                                  11,733,125
                                                                                                                        ----------

Pollution Control:                           2.7%
  Waste Management Inc.                                                                                    289,200       9,290,550
                                                                                                                        ----------

Oil/Oil Service:                             7.8%
  Amoco Corporation                                                                                         41,850       3,638,334
  Exxon Corp.                                                                                              103,000       6,334,500
  Occidental Petroleum Corp.                                                                               156,100       3,912,256
  Texaco Inc.                                                                                               26,400       2,871,000
  Unocal Corp.                                                                                             122,500       4,754,531
  USX-Marathon Group                                                                                       174,600       5,041,575
                                                                                                                        ----------
     Oil/Oil Service total                                                                                              26,552,196

Containers:                                  2.1%
  Owens-Illinois, Inc.***                                                                                  230,300       7,139,300
                                                                                                                        ----------

Chemicals:                                   3.8%
  Dexter Corporation                                                                                       191,400       6,124,800
  Dow Chemical Company                                                                                      79,700       6,943,862
                                                                                                                        ----------
     Chemicals total                                                                                                    13,068,662
                                                                                                                        ----------

Railroad:                                    1.1%
  Burlington Northern Santa Fe                                                                              42,600       3,828,675
                                                                                                                        ----------

Transportation:                              0.6%
  Delta Air Lines, Inc.                                                                                     24,100       1,976,200
                                                                                                                        ----------

Telecommunications:                          4.0%
  Airtouch Communications, Inc.***                                                                         171,800       4,703,025
  U.S. West Media Group***                                                                                 438,700       8,883,675
                                                                                                                        ----------
     Telecommunications  total                                                                                          13,586,700
                                                                                                                        ----------
                                         GROWTH AND INCOME STOCK FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1997
                                                            (Unaudited)

GROWTH AND INCOME STOCK                      % Net
FUND INVESTMENTS, CONTINUED:                Assets                                                         Shares            Value
Utilities-Telephone:                         5.2%
  Ameritech Corporation                                                                                     83,700      $5,686,369
  Bell Atlantic Corporation                                                                                107,150       8,130,006
  GTE Corp.                                                                                                 90,300       3,961,913
                                                                                                                        ----------
     Utilities-Telephone total                                                                                          17,778,288
                                                                                                                        ----------

Utilities-Electric:                          2.6%
  Duke Power Company                                                                                        57,500       2,756,406
  Northern States Power Company                                                                             40,000       2,070,000
  Pacific Gas & Electric Company                                                                           173,100       4,197,675
                                                                                                                        ----------
     Utilities-Electric total                                                                                            9,024,081
                                                                                                                        ----------

Diversified Companies:                       2.8%
  Alexander & Baldwin, Inc.                                                                                 57,800       1,510,025
  Rockwell International Corp.                                                                             137,000       8,083,000
                                                                                                                        ----------
     Diversified Companies total                                                                                         9,593,025
                                                                                                                        ----------

Miscellaneous:                               1.5%
  General Signal Corporation                                                                               113,500       4,951,438
                                                                                                                        ----------

     TOTAL COMMON STOCKS
     (COST: $246,588,619)                                                                                             $320,759,672
                                                                                                                       -----------

     TOTAL INVESTMENTS, GROWTH AND
     INCOME STOCK FUND (COST: $266,033,922)**                                                                         $340,204,974
                                                                                                                       ===========

See accompanying notes to investments in securities.

     *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.
  **At June 30, 1997, the cost of securities for federal income tax purposes was
$266,033,922.   The  aggregate  unrealized   appreciation  and  depreciation  of
investments in securities based on this cost were:
  Gross unrealized appreciation.......................$75,425,279
  Gross unrealized depreciation.......................(1,254,227)
                                                       ----------
  Net unrealized appreciation.........................$74,171,052
                                                       ==========
***This Security is not income producing.


                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1997
                                                            (Unaudited)

                                             % Net        Quality      Annualized       Maturity             Par
BALANCED FUND INVESTMENTS:                  Assets        Rating*         Yield           Date             Amount            Value
                                            ------        -------         -----           ----             ------            -----
Short-Term Investments:
Commercial Paper/Savings:                    9.9%
  CIT Group Holdings                                      A-1/P-1         5.66%       Jul 28, 1997      $2,300,000      $2,290,443
  Ford Motor Credit Corporation                           A-1/P-1         5.64%       Jul 03, 1997       3,500,000       3,497,081
  General Electric Capital Corporation                    A-1+/P-1        5.65%       July 11, 1997      4,995,000       4,969,549
  Interstate Power Company                                A-1/P-1         5.68%       Aug 26, 1997       2,500,000       2,478,417
  McGraw Hill Companies                                   A-1/P-1         5.62%       Aug 11, 1997       2,000,000       1,987,654
  Merrill Lynch & Co., Inc                                A-1+/P-1        5.71%       Sep 03, 1997       5,000,000       4,975,753
  Pepsico, Inc                                            A-1/P-1         5.57%       Jul 09, 1997       2,000,000       1,997,564
  State Street Bank and Trust                                             5.25%                          2,531,034       2,531,034
                                                                                                                        ----------
     TOTAL COMMERCIAL PAPER/SAVINGS                                                                                    $24,727,495
                                                                                                                        ----------

Quasi-Government/Government Sponsored:       2.1%
  Federal Home Loan Bank Discount Notes                                   5.33%       July 8, 1997       3,000,000       2,996,990
  Federal National Mortgage Disc Note                                     5.55%       Sep 10, 1997       2,000,000       1,978,976
                                                                                                                        ----------
     TOTAL QUASI-GOVERNMENT/
      GOVERNMENT SPONSORED                                                                                               4,975,966
                                                                                                                        ----------

     TOTAL SHORT-TERM INVESTMENTS,
      AT COST                                                                                                          $29,703,461
                                                                                                                        ----------

                                             % Net        Quality        Coupon         Maturity             Par
Long-Term Investments:                      Assets        Rating*         Rate            Date             Amount            Value
                                            ------        -------         ----            ----             ------            -----
Government Guaranteed - U.S.:                3.6%
  U.S. Treasury Notes                                     AAA             8.500       Feb 15, 2000        $500,000        $527,500
  U.S. Treasury Notes                                     AAA             7.875       Nov 15, 1999         500,000         518,594
  U.S. Treasury Notes                                     AAA             7.500       Nov 15, 2001       1,000,000       1,042,500
  U.S. Treasury Notes                                     AAA             7.875       Apr 15, 1998       1,000,000       1,016,563
  U.S. Treasury Notes                                     AAA             5.500       Apr 15, 2000         500,000         491,251
  U.S. Treasury Notes                                     AAA             7.125       Sep 30, 1999         900,000         918,844
  U.S. Treasury Notes                                     AAA             5.875       Feb 15, 2004         850,000         823,704
  U.S. Treasury Notes                                     AAA             5.750       Aug 15, 2003         700,000         676,157
  U.S. Treasury Notes                                     AAA             6.500       May 15, 2005       1,100,000       1,098,626
  U.S. Treasury Notes                                     AAA             6.500       Aug 15, 2005         700,000         698,469
  U.S. Treasury Notes                                     AAA             5.875       Nov 15, 2005       1,350,000       1,292,204
                                                                                                                        ----------
     TOTAL GOVERNMENT GUARANTEED- U.S.
     (COST: $9,226,623)                                                                                                 $9,104,412
                                                                                                                        ----------

Quasi-Government/Government Sponsored:       12.8%
  Federal Home Loan Bank                                  AAA             6.000       Feb 20, 2007      $5,000,000      $4,824,280
  Federal Home Loan Mortgage Corp. 1455 HA                AAA             7.900       Jun 15, 2021       3,344,000       3,506,686
  Federal Home Loan Mortgage Corp. 1378 H                 AAA            10.000       Jan 15, 2021       2,250,000       2,538,740
  Federal Home Loan Mortgage Corp.                        AAA             6.500       Nov 25, 2002       4,500,000       4,353,435
  Federal Home Loan Mortgage Corp.                        AAA             6.440       Jan 28, 2000         250,000         250,965
  FNMA Pass Through Cert.                                 AAA             8.000       Feb 01, 2002          87,933          90,050
  FNMA Pass Through Cert.                                 AAA             8.400       Nov 25, 2019       1,600,000       1,668,189
  Federal National Mortgage Assn. 93-62 D                 AAA             7.000       Jun 25,2021        4,000,000       3,901,720
  Federal National Mortgage Assn. 96-M6                   AAA             7.750       Sep 17, 2023       4,000,000       4,091,240
  Federal National Mortgage Assn. 91-137                  AAA             7.000       Oct 25, 2021       4,000,000       3,960,240
  Federal National Mortgage Assn. G93-8 P                 AAA             6.500       July 25, 2018      2,000,000       1,971,380
  Private Export Funding                                  AAA             5.500       Mar 15, 2001       1,000,000         969,308
                                                                                                                        ----------
     TOTAL QUASI-GOVERNMENT/GOVERNMENT
     SPONSORED (COST: $32,230,741)                                                                                     $32,126,233
                                                                                                                        ----------

Foreign Bonds:

Sovereign Issues:                            4.3%
  Argentina Global Bond                                   B1/BB           8.375       Dec 20, 2003      $4,250,000      $4,335,000
  Ministry of Finance - Russia                            BAA2/BB-       10.000       Jun 26, 2007       2,500,000       2,500,000
  United Mexican States                                   BAA3/BBB-       7.875       Aug 06, 2001       4,000,000       4,016,400
                                                                                                                        ----------
     TOTAL SOVEREIGN ISSUES (COST: $10,715,960)                                                                        $10,851,400
                                                                                                                        ----------


                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1997
                                                            (Unaudited)

BALANCED FUND INVESTMENTS,                   % Net        Quality        Coupon         Maturity             Par
CONTINUED:                                  Assets        Rating*         Rate        Date                  Amount           Value
                                            ------        -------         ----        ----                  ------           -----
Nonconvertible Corporate Bonds:              23.3%

Building Materials:                          0.1%
  Stanley Works                                           A2/A            7.375       Dec 15, 2002        $250,000        $257,117
                                                                                                                          --------

Drug/Health Care:                            0.8%
  Abbott Laboratories, Inc.                               AA1/AAA         6.800       May 15, 2005         500,000         502,511
  American Home Products, Corp.                           A2/A-           7.700       Feb 15, 2000       1,000,000       1,030,401
  Bergen Brunswig                                         BAA1/A-         7.250       Jun 01, 2005         500,000         503,384
                                                                                                                          --------
     Drug/Health Care total                                                                                              2,036,296
                                                                                                                          --------

Electronics:                                 0.4%
  Raytheon Co.                                            BAA1/BBB        6.500       Jul 15, 2005         500,000         481,445
  Texas Instruments, Inc.                                 A3/A            9.000       Mar 15, 2001         500,000         538,826
                                                                                                                          --------
     Electronics total                                                                                                   1,020,271
                                                                                                                          --------

Forest Products/Paper:                       1.6%
  Champion International Corp.                            BAA1/BBB        9.875       Jun 01, 2000         250,000         271,278
  Champion International Corp.                            BAA1/BBB        7.100       Sep 01, 2005       1,550,000       1,554,210
  International Paper                                     A3/A-           7.875       Aug 01, 2006         500,000         524,340
  Kimberly Clark Corp.                                    AA2/AA          9.000       Aug 01, 2000         750,000         801,986
  Weyerhaeuser Company                                    A2/A            8.375       Feb 15, 2007         800,000         883,072
                                                                                                                          --------
     Forest Products/Paper total                                                                                         4,034,886
                                                                                                                          --------

Hospital Supplies:                           0.4%
  Baxter International, Inc.                              A3/A            7.625       Nov 15, 2002         250,000         259,006
  Columbia/HCA Healthcare Corporation                     A2/A-           6.910       Jun 15, 2005         700,000         696,642
                                                                                                                          --------
     Hospital Supplies total                                                                                               955,648
                                                                                                                          --------

Insurance/Casualty:                          0.6%
  Lincoln National Corp.                                  A2/A            7.250       May 15, 2005         500,000         504,020
  Equitable Life Assoc                                    A2/A            6.950       Dec 01, 2005       1,000,000         984,018
                                                                                                                          --------
     Insurance/Casualty total                                                                                            1,488,038
                                                                                                                          --------

Investment Banking/Brokerage:                4.0%
  Morgan Stanley, Dean Witter,
      Discover and Co.                                    A1/A+           6.250       Mar 15, 2000         200,000         199,089
  Morgan Stanley, Dean Witter,
      Discover and Co.                                    A1/A+           6.300       Jan 15, 2006       3,000,000       2,847,978
  Donaldson, Lufkin Jenrette, Inc.                        BAA1/A-         6.875       Nov 01, 2005         300,000         291,826
  Donaldson, Lufkin Jenrette, Inc.                        BAA1/A-         5.625       Feb 15, 2016         500,000         480,556
  Merrill Lynch & Co., Inc.                               AA3/AA-         6.250       Jan 15, 2006         650,000         615,009
  Merrill Lynch & Co., Inc.                               AA3/AA-         7.000       Mar 15, 2006       1,000,000         995,550
  Paine Webber Group                                      BAA1/BBB+       6.750       Feb 01, 2006       1,000,000         960,466
  Salomon Inc.                                            BAA1/BBB        6.700       Dec 01, 1998         650,000         653,195
  Salomon Inc.                                            BAA1/BBB        7.125       Aug 01, 1999       1,000,000       1,011,385
  Salomon Inc.                                            BAA1/BBB        7.200       Feb 01, 2004       1,500,000       1,495,308
  Salomon Inc.                                            BAA1/BBB        6.875       Dec 15, 2003         600,000         589,838
                                                                                                                          --------
     Investment Banking/Brokerage total                                                                                 10,140,200
                                                                                                                          --------

Finance Co. - Consumer Loan:                 0.6%
  American General Finance                                A2/A+           7.125       Dec 01, 1999         500,000         507,462
  Household Finance Co.                                   A2/A            7.125       Sep 01,2005          500,000         499,726
  Norwest Financial Inc.                                  AA3/AA-         7.875       Feb 15, 2002         500,000         521,429
                                                                                                                          --------
     Finance Co. - Consumer Loan total                                                                                   1,528,617
                                                                                                                          --------

Mortgage Related Securities:                 0.5%
  Prudential Home Funding                                 AAA             6.050       Apr 25, 2024       1,500,000       1,324,980
                                                                                                                          --------

Cosmetics/Personal Care:                     0.1%
  Gillette Co.                                            AA3/AA          5.750       Oct 15, 2005         300,000         280,642
                                                                                                                          --------


                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1997
                                                            (Unaudited)

BALANCED FUND INVESTMENTS,                   % Net        Quality        Coupon         Maturity             Par
CONTINUED:                                  Assets        Rating*         Rate        Date                  Amount           Value
                                            ------        -------         ----        ----                  ------           -----
Leisure Time:                                0.4%
  Walt Disney Company                                     A2/A            6.750       Mar 30, 2006      $1,000,000        $990,392
                                                                                                                          --------

Media:                                       0.1%
  McGraw-Hill, Inc.                                       A1              9.430       Sep 01, 2000         250,000         268,774
                                                                                                                          --------

Publishing-News:                             0.2%
  Knight Ridder, Inc.                                     A3/A            8.500       Sep 01, 2001         500,000         523,010
                                                                                                                          --------

Retail-Department:                           0.2%
  Dayton Hudson Corp.                                     BAA1/BBB+       9.750       Nov 01, 1998         500,000         521,506
                                                                                                                          --------

Foods-Products & Services:                   0.4%
  Archer Daniels Midland                                  AA2/AA-         6.250       May 15, 2003         500,000         487,657
  Sysco Corporation                                       A1/AA-          6.500       Jun 15, 2005         585,000         571,853
                                                                                                                          --------
     Foods-Products & Services total                                                                                     1,059,510
                                                                                                                          --------

Beverage/Confect/Tobacco:                    0.3%
  Coca-Cola Co.                                           AA3/AA          6.000       Jul 15, 2003         500,000         482,430
  Pepsico Inc.                                            A1/A            6.125       Jan 15, 1998         250,000         250,895
                                                                                                                          --------
     Beverage/Confect/Tobacco total                                                                                        733,325
                                                                                                                          --------

Auto-Related:                                1.6%
  Borg-Warner Automotive                                  BAA2/BBB+       7.000       Nov 01, 2006       1,150,000       1,136,370
  Ford Motor Company                                      A1/A+           7.500       Nov 15, 1999         500,000         511,124
  Ford Motor Company                                      A1/A+           7.250       Oct 01, 2008       2,000,000       2,016,120
  General Motors Corporation                              A3/A-           7.000       Jun 15, 2003         300,000         302,626
                                                                                                                          --------
     Auto-Related total                                                                                                  3,966,240
                                                                                                                          --------

Hotel & Motel:                               0.4%
  Marriott International, Inc.                            BAA1/BBB+       7.125       Jun 01, 2007       1,000,000         989,846
                                                                                                                          --------

Electrical Equipment:                        0.2%
  Emerson Electric Co.                                    AA1/AA+         6.300       Nov 01, 2005         500,000         483,154
                                                                                                                          --------

Electric Household Appliances:               0.1%
  Maytag Corporation                                      BAA1/BBB+       9.750       May 15, 2002         250,000         279,124
                                                                                                                          --------

Finance-Diversified:                         0.5%
  Dow Capital B.V.                                        A1/A            7.125       Jan 15, 2003         250,000         252,814
  Ford Motor Credit Co.                                   A1/A+           6.125       Jan 09, 2006       1,000,000         937,716
                                                                                                                          --------
     Finance-Diversified total                                                                                           1,190,530
                                                                                                                          --------

Engineering/Construction Services:           0.4%
  Foster Wheeler Corp.                                    BAA2/BBB        6.750       Nov 15, 2005       1,000,000         973,532
                                                                                                                          --------

Machinery/Tools:                             0.5%
  Giddings & Lewis                                        BA1/BBB         7.500       Oct 01, 2005         500,000         495,066
  Ingersoll Rand Company                                  A2/A            6.480       Jun 01. 2025         700,000         685,994
                                                                                                                          --------
     Machinery/Tools total                                                                                               1,181,060
                                                                                                                          --------

Office Equipment/Computers:                  0.3%
  International Business Machines                         A1/A            6.375       Jun 15, 2000         500,000         499,375
  Xerox Corporation                                       A2/A            7.150       Aug 01, 2004         300,000         303,925
                                                                                                                          --------
     Office Equipment/Computers total                                                                                      803,300
                                                                                                                          --------

Telecommunications:                          0.2%
  Cox Communications                                      BAA2/A-         6.875       Jun 15, 2005         500,000         493,824
                                                                                                                          --------


                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1997
                                                            (Unaudited)

BALANCED FUND INVESTMENTS,                   % Net        Quality        Coupon         Maturity             Par
CONTINUED:                                  Assets        Rating*         Rate        Date                  Amount           Value
                                            ------        -------         ----        ----                  ------           -----
Oil/Oil Service:                             1.0%
  Enron Corp.                                             BAA2/BBB+       7.625       Sep 10, 2004        $500,000        $515,749
  Mobil Corporation                                       AA2/AA          8.375       Feb 12, 2001         500,000         529,472
  Shell Oil Company                                       AA1/AA          6.625       Jul 01, 1999         300,000         301,742
  Shell Canada, Ltd.                                      A1/AA           8.875       Jan 14, 2001         500,000         536,110
  Union Oil California                                    BAA1/BBB+       7.200       May 15, 2005         500,000         505,198
                                                                                                                          --------
     Oil/Oil Service total                                                                                               2,388,271
                                                                                                                          --------

Chemicals:                                   0.5%
  PPG Industries, Inc.                                    A1/A            6.875       Aug 01, 2005         500,000         501,622
  Union Carbide Corporation                               BAA2/BBB        6.790       Jun 01, 2025         700,000         694,049
                                                                                                                          --------
     Chemicals total                                                                                                     1,195,671
                                                                                                                          --------

Specialty Chemicals:                         0.2%
  Praxair, Inc.                                           A3/BBB+         6.850       Jun 15, 2005         500,000         497,008
                                                                                                                          --------

Transportation:                              3.0%
  American Airlines                                       A3/BBB          8.040       Sep 16, 2011       1,000,000       1,021,342
  Burlington Northern Inc.                                BAA2/BBB        7.400       May 15, 1999         500,000         509,142
  Delta Air Lines                                         BAA1/BBB        8.540       Jan 02, 2007       1,478,492       1,555,980
  Federal Express                                         A3/BBB+         7.850       Jan 30, 2015         995,992       1,022,216
  Federal Express                                         A3/BBB+         7.890       Sep 23, 2008         500,000         518,125
  Golden State Petroleum Transport Corp.                  AA2/BBB         8.040       Feb 01, 2019       2,000,000       1,986,600
  Union Pacific Co.                                       BAA2/BBB        6.250       Mar 15, 1999         500,000         499,634
  United Airlines                                         BAA1/BBB        9.020       Apr 19, 2012         472,313         511,213
                                                                                                                          --------
     Transportation total                                                                                                7,624,252
                                                                                                                          --------

Aerospace/Defense:                           0.7%
  Lockheed Martin                                         A3/BBB+         6.850       May 15, 2001       1,250,000       1,254,060
  Rockwell International Corp.                            A1/AA           7.625       Feb 17, 1998         500,000         505,222
                                                                                                                          --------
     Aerospace/Defense total                                                                                             1,759,282
                                                                                                                          --------

Utilities-Natural Gas Distribution:          0.3%
  Laclede Gas Co.                                         AA3/AA-         6.250       May 01, 2003         700,000         681,523
                                                                                                                          --------

Utilities-Telephone:                         1.5%
  Alltel Corporation                                      A2/A+           7.250       Apr 01, 2004         500,000         507,399
  BellSouth Telecommunications, Inc.                      AAA/AAA         6.500       Feb 01, 2000         250,000         250,625
  BellSouth Telecommunications, Inc.                      AAA/AAA         6.500       Jun 15, 2005         350,000         342,934
  Bell Tel of Penn                                        AA1/AA          6.125       Mar 15, 2003         500,000         485,875
  GTE-California                                          AA3/AA-         6.250       Jan 15, 1998         250,000         250,536
  GTE Corporation                                         A3/A            9.100       Jun 01, 2003         500,000         554,748
  New England Telephone & Telegraph                       AA2/AA          4.625       Jul 01, 2005         572,000         490,205
  New York Telephone                                      A2/A+           6.500       Mar 01, 2005         500,000         491,250
  Northwestern Bell Telephone Co.                         AA3/A           9.500       May 01, 2000         250,000         268,626
                                                                                                                          --------
     Utilities-Telephone total                                                                                           3,642,198
                                                                                                                          --------

Utilities-Electric:                          1.0%
  Central Power & Light, Inc.                             A3/A            6.000        Oct 01, 1997        250,000         250,023
  Consolidated Edison of New York, Inc.                   A1/A+           6.250       Apr 01, 1998         300,000         300,436
  Florida Power Corp.                                     AA3/AA-         6.000       Jul 01, 2003         400,000         383,450
  Midwest Power Systems                                   A2/A+           7.125        Feb 01, 2003        250,000         252,496
  Pacific Gas & Electric Co.                              A1/A+           6.250       Aug 01, 2003         300,000         291,316
  Pacificorp                                              A2/A            6.750       Apr 01, 2005         500,000         490,666
  Wisconsin Public Service, Inc.                          AA2/AA+         7.300       Oct 01, 2002         500,000         510,343
                                                                                                                          --------
     Utilities-Electric total                                                                                            2,478,730
                                                                                                                          --------

Utilities-Natural Gas Pipeline:              0.1%
  Burlington Resources Inc.                               A3/A-           9.625       Jun 15, 2000         250,000         269,707
                                                                                                                          --------


                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1997
                                                            (Unaudited)

BALANCED FUND INVESTMENTS,                   % Net        Quality        Coupon         Maturity             Par
CONTINUED:                                  Assets        Rating*         Rate        Date                  Amount           Value
                                            ------        -------         ----        ----                  ------           -----
Diversified Companies:                                    0.1%
  Whitman Corporation                                     BAA2/BBB+       7.500       Feb 01, 2003        $300,000        $308,037
                                                                                                                          --------

     TOTAL NONCONVERTIBLE CORPORATE
     BONDS (COST: $57,935,489)                                                                                         $58,368,501
                                                                                                                        ----------

                                             % Net
                                            Assets                                                         Shares            Value
Common Stocks:                               43.5%

Building Materials:                          0.9%
  Raychem Corporation                                                                                       29,000      $2,156,875
                                                                                                                         ---------

Forest Products/Paper:                       1.1%
  Georgia Pacific Corp.                                                                                     16,000       1,366,000
  Willamette Industries                                                                                     19,100       1,337,000
                                                                                                                         ---------
     Forest Products/Paper total                                                                                         2,703,000
                                                                                                                         ---------

Insurance:                                   3.3%
  Aetna Inc.                                                                                                38,700       3,961,913
  Allstate Corporation                                                                                      37,457       2,734,360
  Everest Reinsurance Holdings, Inc.                                                                        37,800       1,497,825
                                                                                                                         ---------
     Insurance total                                                                                                     8,194,098
                                                                                                                         ---------

Banks:                                       1.3%
  Banc One Corporation                                                                                      33,500       1,622,656
  Bankers Trust New York Corp.                                                                              17,500       1,522,500
                                                                                                                         ---------
     Banks total                                                                                                         3,145,156
                                                                                                                         ---------

Investment Banking/Brokerage:                1.9%
  A. G. Edwards, Inc.                                                                                       35,800       1,530,450
  Morgan Stanley, Dean Witter, Discover and Co.                                                             22,400         964,600
  Salomon Inc.                                                                                              40,100       2,230,563
                                                                                                                         ---------
     Investment Banking/Brokerage total                                                                                  4,725,613
                                                                                                                         ---------

Drugs/Health Care:                           4.7%
  American Home Products                                                                                    27,400       2,096,100
  Bristol-Myers Squibb Co.                                                                                  39,600       3,207,600
  Centocor Inc***                                                                                           29,700         922,556
  Glaxo Wellcome PLC - ADR                                                                                  57,800       2,416,762
  MedPartners, Inc.***                                                                                      39,404         852,112
  Pharmacia & Upjohn, Inc.                                                                                  22,200         771,450
  United Healthcare Corp.                                                                                   28,600       1,487,200
                                                                                                                         ---------
     Drugs/Health Care total                                                                                            11,753,780
                                                                                                                         ---------

Hospital Management/Supplies:                1.1%
  Columbia/HCA Healthcare Corp.                                                                             72,800       2,861,950
                                                                                                                         ---------

Retail - Discount:                           1.2%
  Price/Costco, Inc.***                                                                                     16,200         532,575
  Wal-Mart Stores, Inc.                                                                                     72,700       2,458,169
                                                                                                                         ---------
     Retail-Discount total                                                                                               2,990,744
                                                                                                                         ---------

Retail - Drug:                               0.7%
  CVS Corporation                                                                                           32,184       1,649,430
                                                                                                                         ---------

Retail - Grocery:                            0.7%
  Safeway, Inc.***                                                                                          35,800       1,651,275
                                                                                                                         ---------


                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1997
                                                            (Unaudited)

BALANCED FUND INVESTMENTS,                   % Net
CONTINUED:                                  Assets                                                         Shares            Value
Media:                                       2.6%
  Banta Corporation                                                                                         38,000      $1,030,750
  Cognizant Corp                                                                                            30,800       1,247,400
  Cox Communications, Inc.***                                                                               65,900       1,581,600
  Dun & Bradstreet Corp                                                                                     25,700         674,625
  K-III Communications Corp***                                                                             168,600       2,023,200
                                                                                                                         ---------
     Media total                                                                                                         6,557,575
                                                                                                                         ---------

Foods-Food Products:                         3.5%
  General Mills, Inc.                                                                                       30,800       2,005,850
  Nabisco Holdings Corp. - Class A                                                                          86,700       3,457,162
  Sara Lee Corp.                                                                                            34,300       1,427,738
  Tyson Foods, Inc. - Class A                                                                              103,050       1,970,830
                                                                                                                         ---------
     Foods-Food Products total                                                                                           8,861,580
                                                                                                                         ---------

Auto-Related:                                0.5%
  General Motors Corporation                                                                                21,200       1,180,575
                                                                                                                         ---------

Apparel/Textile:                             0.5%
  Nine West Group, Inc.***                                                                                  32,400       1,237,275
                                                                                                                         ---------

Office Equipment/Computers:                  4.2%
  Amdahl Corp.***                                                                                           33,400         294,338
  EMC Corp.***                                                                                              75,000       2,925,000
  International Business Machines Corp.                                                                     46,900       4,229,794
  Seagate Technology, Inc.***                                                                               23,800         837,462
  Wang Laboratories, Inc. ***                                                                              110,800       2,361,425
                                                                                                                         ---------
     Office Equipment/Computers total                                                                                   10,648,019
                                                                                                                         ---------

Electronics:                                 1.8%
  Micron Technology Inc.***                                                                                 36,800       1,469,700
  Philips Electronics N.V.***                                                                               18,200       1,308,125
  Texas Instruments, Inc.                                                                                   19,700       1,656,031
                                                                                                                         ---------
     Electronics total                                                                                                   4,433,856
                                                                                                                         ---------

Pollution Control:                           1.3%
  Waste Management Inc.                                                                                     98,050       3,149,856
                                                                                                                         ---------

Oil/Oil Service:                             2.9%
  Amoco Corporation                                                                                         10,900         947,619
  Exxon Corp.                                                                                               26,600       1,635,900
  Occidental Petroleum Corp.                                                                                55,600       1,393,475
  Unocal Corp                                                                                               35,500       1,377,844
  USX-Marathon Group                                                                                        65,600       1,894,200
                                                                                                                         ---------
     Oil/Oil Service total                                                                                               7,249,038
                                                                                                                         ---------

Containers:                                  1.3%
  Owens-Illinois, Inc.***                                                                                  106,900       3,313,900
                                                                                                                         ---------

Chemicals:                                   0.7%
  Dow Chemical Company                                                                                      16,100       1,402,713
  Kerr-Mcgee Corporation                                                                                     6,800         430,950
                                                                                                                         ---------
     Chemicals total                                                                                                     1,833,663
                                                                                                                         ---------

Specialty Chemicals:                         0.3%
  Lyondell Petrochemical Company                                                                            37,150         810,334
                                                                                                                         ---------

Transportation:                              0.3%
  Delta Air Lines, Inc.                                                                                     10,300         844,600
                                                                                                                         ---------


                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1997
                                                            (Unaudited)

BALANCED FUND INVESTMENTS,                   % Net
CONTINUED:                                  Assets                                                         Shares            Value
Telecommunications:                          2.0%
  Telefonos deMexico  SP ADR Cl L                                                                           38,400      $1,833,600
  US West Media Group***                                                                                   153,800       3,114,450
                                                                                                                         ---------
     Telecommunications total                                                                                            4,948,050
                                                                                                                         ---------

Utilities-Telephone:                         3.5%
  Airtouch Communications, Inc.***                                                                         109,850       3,007,144
  Ameritech Corporation                                                                                     26,000       1,766,375
  Bell Atlantic Corporation                                                                                 31,400       2,382,475
  GTE Corp.                                                                                                 35,600       1,561,950
                                                                                                                         ---------
     Utilities-Telephone total                                                                                           8,717,944
                                                                                                                         ---------

Utilities-Electric:                          0.8%
  Northern States Power Company                                                                             18,400         952,200
  Pacific Gas & Electric Company                                                                            47,300       1,147,025
                                                                                                                         ---------
     Utilities-Electric total                                                                                            2,099,225
                                                                                                                         ---------

Diversified Companies:                       0.9%
  Alexander & Baldwin, Inc.                                                                                 21,700         566,913
  Rockwell International Corporation                                                                        26,700       1,575,300
                                                                                                                         ---------
     Diversified Companies total                                                                                         2,142,213
                                                                                                                         ---------

Miscellaneous:                               0.6%
  Interim Services, Inc.***                                                                                 34,500       1,535,250
                                                                                                                         ---------

     TOTAL COMMON STOCKS,
     (COST:$84,732,123)                                                                                               $111,394,874
                                                                                                                       -----------

     TOTAL INVESTMENTS, BALANCED FUND
     (COST: $224,544,397)**                                                                                           $251,548,881
                                                                                                                       ===========

See accompanying notes to investments in securities.

     *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 1997, the cost of securities for federal income tax purposes was
$224,544,397.   The  aggregate  unrealized   appreciation  and  depreciation  of
investments in securities based on this cost were:
  Gross unrealized appreciation............................$28,464,695
  Gross unrealized depreciation.............................(1,460,211)
                                                             ---------
  Net unrealized appreciation..............................$27,004,484
                                                             =========
***This Security is not income producing.

                                                   BOND FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1997
                                                            (Unaudited)

                                             % Net        Quality      Annualized       Maturity             Par
BOND FUND INVESTMENTS:                      Assets        Rating*         Yield           Date             Amount            Value
                                            ------        -------         -----           ----             ------            -----
Short-Term Investments:
Commercial Paper/Savings:                    1.3%
  Coca Cola Corporation                                   A-1+/P-1        5.63%       Jul 03, 1997        $424,000        $423,869
  Ford Motor Credit Company                               A-1/P-1         5.67%       Jul 02, 1997       1,000,000         999,845
  Merrill Lynch & Co.,  Inc.                              A-1+/P-1        5.72%       Jul 11, 1997         270,000         269,578
  State Street Bank & Trust                                               5.25%                              2,586           2,586
                                                                                                                         ---------
     TOTAL SHORT-TERM INVESTMENTS,
     AT COST                                                                                                            $1,695,878
                                                                                                                         ---------

                                             % Net        Quality        Coupon         Maturity             Par
Government & Agency Bonds:                  Assets        Rating*         Rate            Date             Amount            Value
                                            ------        -------         ----            ----             ------            -----
Government Guaranteed - U.S.:                3.7%
  U.S. Treasury Note                                      AAA             7.500       Nov 15, 2001        $200,000        $208,500
  U.S. Treasury Note                                      AAA             5.875       Feb 15, 2004         150,000         145,359
  U.S. Treasury Note                                      AAA             5.750       Aug 15, 2003         200,000         193,188
  U.S. Treasury Note                                      AAA             6.500       May 15, 2005         400,000         399,500
  U.S. Treasury Note                                      AAA             6.500       Aug 15, 2005         300,000         299,344
  U.S. Treasury Note                                      AAA             5.875       Nov 15, 2005         100,000          95,719
                                                                                                                         ---------
     Government Guaranteed - U.S. total
     (COST: $1,393,946)                                                                                                 $1,341,610
                                                                                                                         ---------
Quasi-Government/Government Sponsored:       27.2%
Federal Home Loan Bank                                    AAA             6.000       Feb 20, 2007      $2,000,000      $1,929,712
Federal Home Loan Mortgage Corp.                          AAA             6.440       Jan 28, 2000         150,000         150,579
Federal Home Loan Mortgage Corp. 1455 HA                  AAA             7.900       Jun 15, 2021         836,000         876,671
Federal Home Loan Mortgage Corp. 1378 H                   AAA            10.000       Jan 15, 2021         750,000         846,247
Federal Home Loan Mortgage Corp.                          AAA             6.500       Nov 25, 2002       1,174,000       1,135,763
FHLMC Pass Through Cert.                                  AAA             8.500       Apr  01, 2001          7,063           7,247
FHLMC Pass Through Cert.                                  AAA             8.500       May  01, 2001         17,626          18,084
Federal National Mortgage Assoc 89-82 G                   AAA             8.400       Nov 25, 2019         400,000         417,047
Federal National Mortgage Assoc 96-M6 G                   AAA             7.750       Sep 17, 2023       1,000,000       1,022,810
Federal National Mortgage Assoc 93-62 D                   AAA             7.000       Jun 25, 2021       1,000,000         975,430
Federal National Mortgage Assoc 91-137 H                  AAA             7.000       Oct 25, 2021       1,000,000         990,060
Federal National Mortgage Assoc G93-8 PG                  AAA             6.500       July 25, 2018      1,000,000         985,690
Private Export Funding                                    AAA             5.500       Mar 15, 2001         500,000         484,654
                                                                                                                         ---------
   Quasi-Government/Government Sponsored
   (COST: $9,895,850)                                                                                                   $9,839,994
                                                                                                                         ---------
Foreign Bonds:
Sovereign Issues:                            6.3%
  Argentina Global Bond                                   B1/BB           8.375       Dec 20, 2003        $750,000        $765,000
  Ministry of Finance - Russia                            BAA2/BB-       10.000       Jun 26, 2007         500,000         500,000
  United Mexican States                                   BAA3/BBB-       7.875       Aug 06, 2001       1,000,000       1,004,100
                                                                                                                         ---------
  Total Sovereign Issues
  (COST: $2,247,260)                                                                                                    $2,269,100
                                                                                                                         ---------
Nonconvertible Corporate Bonds:              70.5%
Forest Products/Paper:                        2.7%
  Champion International Corp.                            BAA1/BBB        9.875       Jun 01, 2000        $100,000        $108,511
  Champion International Corp.                            BAA1/BBB        7.100       Sep 01, 2005         750,000         752,037
  Kimberly-Clark Corp.                                    AA2/AA          9.000       Aug 01, 2000         100,000         106,932
                                                                                                                          --------
     Forest Products/Paper total                                                                                           967,480
                                                                                                                          --------
Investment Banking/Brokerage:                15.2%
  Morgan Stanley, Dean Witter,
     Discover and Co.                                     A1/A+           6.300       Jan 15, 2006       1,000,000         949,326
  Donaldson, Lufkin, Jenrette, Inc.                       BAA1/A-         6.875       Nov 01, 2005         200,000         194,551
  Donaldson, Lufkin, Jenrette, Inc.                       BAA1/A-         5.625       Feb 15, 2016         200,000         192,222
  Goldman Sachs Group                                     A1/A+           6.094       Feb 10, 2004       1,000,000         999,550
  Lehman Brothers Holdings                                BAA1/A          6.213       Sep 10, 2001       1,000,000         999,007
  Merrill Lynch & Co.,  Inc.                              AA3/AA-         6.250       Jan 15, 2006         350,000         331,158
  Paine Webber Group                                      BAA1/BBB+       6.750       Feb 01, 2006         700,000         672,326
  Salomon Inc.                                            BAA1/BBB        6.700       Dec 01, 1998         150,000         150,737
  Salomon Inc.                                            BAA1/BBB        7.125       Aug 01, 1999         500,000         505,693
  Salomon Inc.                                            BAA1/BBB        7.200       Feb 01, 2004         500,000         498,436
                                                                                                                          --------
     Investment Banking/Brokerage total                                                                                  5,493,006
                                                                                                                          --------


                                                   BOND FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1997
                                                            (Unaudited)

BOND FUND INVESTMENTS,                       % Net        Quality        Coupon         Maturity             Par
CONTINUED:                                  Assets        Rating*         Rate            Date             Amount            Value
                                            ------        -------         ----            ----             ------            -----
Finance Co. - Consumer Loans:                0.9%
  Household Finance Co.                                   A2/A            7.125       Sep 01, 2005        $325,000        $324,822
                                                                                                                          --------

Finance/Insurance:                           1.4%
  Equitable Life Assurance                                A2/A            6.950       Dec 01, 2005         500,000         492,009
                                                                                                                          --------

Finance - Diversified:                       0.3%
  General Motors Acceptance Corporation                   A3/A-           6.625       Oct 01, 2002         100,000          99,122
                                                                                                                          --------

Mortgage Related Securities:                 1.2%
  Prudential Home Funding                                 AAA             6.050       Apr 25, 2024         500,000         441,660
                                                                                                                          --------

Drugs/Health Care:                           1.9%
  Abbott Labs                                             AA1/AAA         5.600       Oct 01, 2003         200,000         189,711
  American Home Products                                  A2/A-           7.700       Feb 15, 2000         500,000         515,201
                                                                                                                          --------
     Drugs/Health Care total                                                                                               704,912
                                                                                                                          --------

Hospital Management/Supplies                 0.8%
  Columbia/HCA Healthcare Corporation                     A2/A-           6.910       Jun 15, 2005         300,000         298,561
                                                                                                                          --------

Leisure Time:                                1.4%
  Walt Disney Company                                     A2/A            6.750       Mar 30, 2006         500,000         495,197
                                                                                                                          --------

Media:                                       0.3%
  McGraw-Hill, Inc.                                       A1              9.430       Sep  1, 2000         100,000         107,510
                                                                                                                          --------

Retail-Department:                           0.7%
  Dayton Hudson Corp.                                     BAA1/BBB+       9.750       Nov 01, 1998         250,000         260,753
                                                                                                                          --------

Foods-Products & Services:                   0.3%
  Dean Foods Co.                                          A3/A            6.750       Jun 15, 2005         100,000          98,137
                                                                                                                          --------

Beverages/Confect/Tobacco:                   0.7%
  Coca-Cola Co.                                           AA3/AA          6.000       Jul 15, 2003         250,000         241,215
                                                                                                                          --------

Auto-Related:                                0.6%
  Ford Motor Co.                                          A1/A+           7.500       Nov 15, 1999         200,000         204,449
                                                                                                                          --------

Hotel & Motel:                               1.4%
  Marriott International, Inc.                            BAA1/BBB+       7.125       Jun 01, 2007         500,000         494,923
                                                                                                                          --------

Electronics:                                 2.2%
  Motorola Inc.                                           AA3/AA          6.500       Sep 01, 2025         500,000         494,967
  Raytheon Co.                                            BAA1/BBB        6.500       Jul 15, 2005         300,000         288,867
                                                                                                                          --------
     Electronics total                                                                                                     783,834
                                                                                                                          --------

Electrical Equipment:                        0.8%
  Emerson Electric Co.                                    AA1/AA+         6.300       Nov 01, 2005         300,000         289,892
                                                                                                                          --------

Aerospace/Defense:                           2.5%
  Lockheed Martin                                         A3/BBB+         6.850       May 15, 2001         750,000         752,436
  Rockwell International Corp.                            A1/AA           6.750       Sep 15, 2002         150,000         150,301
                                                                                                                          --------
     Aerospace/Defense total                                                                                               902,737
                                                                                                                          --------

Electric Household Appliance:                0.3%
  Maytag Corporation                                      BAA1/BBB+       9.750       May 15, 2002         100,000         111,649
                                                                                                                          --------

Engineering/Construction Services:           0.5%
  Foster Wheeler Corp.                                    BAA2/BBB        6.750       Nov 15, 2005         200,000         194,706
                                                                                                                          --------


                                                   BOND FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1997
                                                            (Unaudited)

BOND FUND INVESTMENTS,                       % Net        Quality        Coupon         Maturity             Par
CONTINUED:                                  Assets        Rating*         Rate            Date             Amount            Value
                                            ------        -------         ----            ----             ------            -----
Machine Tools:                               1.5%
  Giddings & Lewis                                        BA1/BBB         7.500       Oct 01, 2005        $250,000        $247,532
  Ingersoll Rand Company                                  A2/A            6.480       Jun 01, 2025         300,000         293,998
                                                                                                                          --------
     Machine Tools total                                                                                                   541,530
                                                                                                                          --------

Oil/Oil Service:                             2.1%
  Enron Corp.                                             BAA2/BBB+       7.625       Sep 10, 2004         300,000         309,449
  Shell Oil Company                                       AA1/AAA         6.625       Jul 01, 1999         150,000         150,871
  Union Oil Co. of California                             BAA1/BBB+       7.200       May 15, 2005         300,000         303,119
                                                                                                                          --------
     Oil/Oil Service total                                                                                                 763,439
                                                                                                                          --------

Chemicals:                                   0.8%
  Union Carbide Corporation                               BAA2/BBB        6.790       Jun 01, 2025         300,000         297,450
                                                                                                                          --------

Transportation:                              8.4%
  American Airlines                                       A3/BBB          8.040       Sep 16, 2011         500,000         510,671
  Burlington Northern, Inc.                               BAA2/BBB        7.400       May 15, 1999         200,000         203,657
  Delta Air Lines                                         BAA1/BBB        8.540       Jan 02, 2007         292,674         307,237
  Federal Express                                         A3/BBB+         7.850       Jan 30, 2015         497,996         511,108
  Golden State Petroleum Transport                        AA2/BBB         8.040       Feb 01, 2019       1,000,000         993,300
  United Airlines                                         BAA1/BBB        9.020       Apr 19, 2012         472,313         511,213
                                                                                                                          --------
     Transportation total                                                                                                3,037,186
                                                                                                                          --------

Utilities-Telephone:                         1.8%
  BellSouth Telecommunications, Inc.                      AAA/AAA         6.500       Feb 01, 2000         150,000         150,375
  BellSouth Telecommunications, Inc.                      AAA/AAA         6.500       Jun 15, 2005         150,000         146,972
  Bell Tel of Penn                                        AA1/AA          6.125       Mar 15, 2003         250,000         242,937
  Northwestern Bell Telephone Co.                         AA3/A           9.500       May 01, 2000         100,000         107,450
                                                                                                                          --------
     Utilities-Telephone total                                                                                             647,734
                                                                                                                          --------

Utilities-Electric:                          5.6%
  Cincinnati Gas & Electric                               A3/A-           5.800       Feb 15, 1999       1,000,000         991,328
  Consolidated Edison of New York                         A1/A+           6.250       Apr 01, 1998         200,000         200,291
  Gulf States Utilities                                   BAA3/BBB-       6.410       Aug 01, 2001         207,000         201,861
  Midwest Power Systems                                   A2/A+           7.125       Feb 01, 2003         150,000         151,498
  Pacificorp                                              A2/A            6.750       Apr 01, 2005         250,000         245,333
  Wisconsin Public Service, Inc.                          AA2/AA+         7.300       Oct 01, 2002         250,000         255,171
                                                                                                                          --------
     Utilities-Electric total                                                                                            2,045,482
                                                                                                                          --------

Utilities-Natural Gas Pipeline:              0.3%
  Burlington Resources, Inc.                              A3/A-           9.625       Jun 15, 2000         100,000         107,884
                                                                                                                          --------

Diversified Companies:                       0.3%
  Whitman Corporation                                     BAA2/BBB+       7.500       Feb 01, 2003         100,000         102,680
                                                                                                                          --------

     TOTAL NONCOVERTIBLE CORPORATE
     BONDS (COST: $20,498,535)                                                                                         $20,549,959
                                                                                                                        ----------

     TOTAL INVESTMENTS, BOND FUND
     (COST: $35,731,470)**                                                                                             $35,696,541
                                                                                                                        ==========

See accompanying notes to investments in securities.

  *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

 **At June 30, 1997, the cost of securities  for federal income tax purposes was
$35,731,470.   The  aggregate   unrealized   appreciation  and  depreciation  of
investments in securities based on this cost were:
  Gross unrealized appreciation............................ $252,269
  Gross unrealized depreciation.............................(287,198)
                                                            --------
  Net unrealized depreciation...............................$(34,929)
                                                            ========

                                               MONEY MARKET FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1997
                                                            (Unaudited)

                                             % Net        Quality      Annualized       Maturity             Par
MONEY MARKET FUND INVESTMENTS:              Assets        Rating*         Yield           Date             Amount            Value
                                            ------        -------         -----           ----             ------            -----
Short-Term Investments:
Commercial Paper/Savings:                    67.1%
  American Express Credit                                 A-1/P-1         5.50%       Jul 15, 1997      $1,000,000        $997,938
  American Express Credit                                 A-1/P-1         5.66%       Jul 30, 1997         400,000         398,215
  American General Finance                                A-1/P-1         5.66%       Jul 29, 1997       1,000,000         995,691
  American General Finance                                A-1/P-1         5.66%       Jul 30, 1997         400,000         398,215
  Anheuer Bush Companies                                  A-1/P-1         5.70%       Aug 29, 1997         900,000         891,814
  Associates Corp of North America                        A-1+/P-1        5.53%       Aug 19, 1997       1,000,000         992,786
  Associates Corp of North America                        A-1+/P-1        5.66%       Aug 05, 1997         400,000         397,846
  BellSouth Telecommunications                            A-1+/P-1        5.58%       Jul 30, 1997       1,450,000       1,443,611
  CIT Group Holdings                                      A-1/P-1         5.75%       Aug 12, 1997       1,200,000       1,192,133
  Coca-Cola Co.                                           A-1+/P-1        5.60%       Jul 14, 1997       1,400,000       1,397,230
  Commercial Credit Company                               A-1/P-1         5.74%       Jul 09, 1997       1,000,000         998,753
  Morgan Stanley, Dean Witter,
     Discover and Co.                                     A-1/P-1         5.62%       Jul 01, 1997         400,000         400,000
  Dupont EI DE Nemours Co.                                A-1+/P-1        5.61%       Jul 08, 1997         560,000         559,401
  Ford Motor Credit Company                               A-1/P-1         5.69%       Aug 25, 1997       1,000,000         991,521
  Ford Motor Credit Company                               A-1/P-1         5.68%       Jul 07, 1997         447,000         446,584
  General Electric Capital Corporation                    A-1+/P-1        5.64%       Jul 28, 1997       1,200,000       1,195,032
  Interstate Power Co.                                    A-1/P-1         5.72%       Jul 17, 1997       1,200,000       1,197,024
  McGraw Hill Companies                                   A-1/P-1         5.59%       Jul 11, 1997       1,300,000       1,298,043
  Merrill Lynch & Co Inc                                  A-1+/P-1        5.67%       Aug 05, 1997         300,000         298,381
  Merrill Lynch & Co Inc                                  A-1+/P-1        5.68%       Aug 05, 1997         680,000         676,318
  Pepsico, Inc.                                           A-1/P-1         5.62%       Jul 17, 1997       1,400,000       1,397,219
  United Parcel Service                                   A-1+/P-1        5.56%       Jul 01, 1997       1,400,000       1,400,000
  State Street Bank & Trust                                               5.25%                              5,290           5,290
                                                                                                                          --------
     TOTAL COMMERCIAL PAPER/
     SAVINGS, AT COST                                                                                                  $19,969,045
                                                                                                                        ----------

Quasi-Government/Government Sponsored:       26.4%
  Federal Home Loan Bank                                                  5.47%       Jul 14, 1997      $1,000,000        $996,646
  Federal Home Loan Bank                                                  5.45%       Jul 07, 1997       1,000,000         999,125
  Federal Home Loan Bank                                                  5.33%       Jul 07, 1997         500,000         499,570
  FNMA Discount Notes                                                     5.55%       Sep 10, 1997       1,000,000         989,488
  FNMA Discount Notes                                                     5.60%       Aug 25, 1997       1,725,000       1,710,637
  Federal Farm Credit Discount Notes                                      5.71%       Nov 07, 1997       2,000,000       1,960,583
  Federal Farm Credit Discount Notes                                      5.48%       Jul 02, 1997         700,000         699,895
                                                                                                                          --------
     TOTAL QUASI-GOVERNMENT/GOVERNMENT
     SPONSORED, AT COST                                                                                                 $7,855,944
                                                                                                                         ---------

Government Guaranteed:                       6.5%
  U. S. Treasury Bill                                                     5.55%       Feb 05, 1998      $1,000,000        $968,428
  U. S. Treasury Bill                                                     5.27%       Dec 04, 1997       1,000,000          97,796
                                                                                                                          --------

     TOTAL GOVERNMENT GUARANTEED,
     AT COST                                                                                                            $1,946,414
                                                                                                                         ---------

     TOTAL INVESTMENTS, MONEY MARKET
     FUND, AT COST                                                                                                     $29,771,403
                                                                                                                        ----------

See accompanying notes to investments in securities.

*Moody's/Standard  &  Poors'  quality  ratings  (unaudited).   See  the  current
Prospectus and Statement of Additional Information for a complete description of these ratings.

                                              TREASURY 2000 FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1997
                                                            (Unaudited)

                                                   % of            Interest         Maturity          Principal
TREASURY 2000 FUND INVESTMENTS:                 Net Assets           Rate             Date             Amount              Value
                                                ----------           ----             ----             ------              -----
Government Guaranteed - U.S.:
   U.S. Treasury Strip (Cost $1,444,735)*         100.25%            9.69%         Nov 15, 2000     $2,000,000         $1,624,622
                                                                                                                        =========


See accompanying notes to investments in securities.

Notes to investments in securities:
Interest rates on and stripped Treasury Securities represent annualized yield to maturity at date of purchase. Values of investment securities are determined as described in Note 2 of the financial statements.

*At June 30, 1997,  the cost of securities  for federal  income tax purposes was
$1,444,735.   The  aggregate   unrealized   appreciation   and  depreciation  of
investments in securities based on this cost were:
  Gross unrealized appreciation................................ $179,887
  Gross unrealized depreciation................................       --
                                                                --------
  Net unrealized appreciation.................................. $179,887
                                                                ========

                                                         ULTRA SERIES FUND
                                                      Statement of Operations
                                                   Six Months Ended June 30, 1997
                                                            (Unaudited)


                                            Capital      Growth and                                       Money        Treasury
                                         Appreciation   Income Stock     Balanced          Bond          Market          2000
                                          Stock Fund        Fund           Fund            Fund           Fund           Fund
Investment income (note 2):
  Interest income                         $177,892       $454,899      $4,239,181     $1,112,355       $703,079         $56,649

  Dividend income                          732,366      2,549,214         784,684             --             --              --
                                        ----------     ----------      ----------       --------       --------        --------
    Total income                           910,258      3,004,113       5,023,865      1,112,355        703,079          56,649
                                        ----------     ----------      ----------       --------       --------        --------
Expenses (note 4):

  Advisory fees                            365,330        756,366         630,757         82,155         62,188              --

  Advisory/Administrative fees                  --             --              --             --             --           3,574

  Accounting and custodian fees             18,101         37,708          30,955          6,462          5,387              --

  Trustees' fees                               958          2,279           1,909            275            234              --

  Registration fees                         19,125         45,350          36,131          5,394          4,550              --

  Legal fees                                 4,858         11,521           9,179          1,370          1,158              --

  Audit fees                                 3,970          9,430           7,697          1,129            958              --

  Printing and mailing fees                  8,245         19,550          15,576          2,325          1,961              --

  Other expenses                             3,760          8,916           7,104          1,060            895              --
                                        ----------     ----------      ----------       --------       --------        --------
  Expenses before reimbursement            424,347        891,120         739,308        100,170         77,331           3,574
  Reimbursable expenses from
   CUNA Mutual Life Insurance Company       (8,943)       (16,291)        (12,966)        (4,364)        (4,095)             --
                                        ----------     ----------      ----------       --------       --------        --------
    Total net expenses                     415,404        874,829         726,342         95,806         73,236           3,574
                                        ----------     ----------      ----------       --------       --------        --------
   Net investment income                   494,854      2,129,284       4,297,523      1,016,549        629,843          53,075
                                        ----------     ----------      ----------       --------       --------        --------

Realized and unrealized gain (loss)
      on investments (notes 2 and 3):

  Realized gain (loss) on security
      transactions:

   Proceeds from sale of securities
     and principal pay downs            13,848,806     29,918,765      23,295,352      5,823,053      1,976,724              --

   Cost of securities sold              12,157,012     25,610,970      21,425,666      5,807,708      1,976,724              --
                                        ----------     ----------      ----------      ---------       --------        --------
   Net realized gain (loss) on
    security transactions                1,691,794      4,307,795       1,869,686         15,345             --              --

  Net change in unrealized
   appreciation or depreciation
   on investments                       14,548,915     35,442,331      11,404,179       (129,976)            --         (17,317)
                                        ----------     ----------      ----------      ---------       --------        --------
  Net gain (loss) on investments        16,240,709     39,750,126      13,273,865       (114,631)            --         (17,317)
                                        ----------     ----------      ----------      ---------       --------        --------


  Net increase in net assets
   resulting from operations           $16,735,563    $41,879,410     $17,571,388       $901,918       $629,843         $35,758
                                        ==========     ==========      ==========      =========       ========        ========


See accompanying notes to financial statements.



                                                         ULTRA SERIES FUND
                                                 Statement of Changes in Net Assets
                                Six Months Ended June 30, 1997 and the Year Ended December 31, 1996
                                                            (Unaudited)


                                       CAPITAL APPRECIATION               GROWTH AND INCOME
                                            STOCK FUND                       STOCK FUND                      BALANCED FUND
Operations:                           1997              1996           1997             1996            1997             1996
  Net investment income            $494,854          $646,279     $2,129,284        $2,863,311     $4,297,523        $5,922,093

  Net realized gain (loss) on
   security transaction           1,691,794         3,152,749      4,307,795         5,656,957      1,869,686         4,268,803

  Net change in unrealized
   appreciation or depreciation
   on investments                14,548,915         9,688,795     35,442,331        26,520,015     11,404,179         6,612,755
                                -----------        ----------    -----------       -----------    -----------       -----------
   Change in net assets from
    operations                   16,735,563        13,487,823     41,879,410        35,040,283     17,571,388        16,803,651
                                -----------        ----------    -----------       -----------    -----------       -----------


Distributions to shareholders:

  From net investment income       (264,081)         (639,086)    (1,084,422)       (2,804,744)    (2,110,857)       (5,850,662)

  From realized gains on
    investments                     (67,934)       (3,084,815)      (141,265)       (5,675,210)       (69,134)       (4,393,033)
                                -----------        ----------    -----------       -----------    -----------       -----------
   Change in net assets from
    distributions                  (332,015)       (3,723,901)    (1,225,687)       (8,479,954)    (2,179,991)      (10,243,695)
                                -----------        ----------    -----------       -----------    -----------       -----------

Capital share transactions
   (note 5):

  Proceeds from sale of shares   29,616,003        48,543,686     66,935,470        99,870,808     39,870,250        70,374,669

  Net asset value of shares
   issued in reinvestment of
   distributions                    332,015         3,723,901      1,225,687         8,479,954      2,179,991        10,243,695
                                -----------        ----------    -----------       -----------    -----------       -----------
                                 29,948,018        52,267,587     68,161,157       108,350,762     42,050,241        80,618,364

  Cost of shares repurchased        (91,792)       (1,475,008)      (267,654)       (4,208,480)    (1,313,463)       (3,422,404)
                                -----------        ----------    -----------       -----------    -----------       -----------
   Change in net assets
     derived from capital
     share transactions          29,856,226        50,792,579     67,893,503       104,142,282     40,736,778        77,195,960
                                -----------        ----------    -----------       -----------    -----------       -----------
Increase in net assets           46,259,774        60,556,501    108,547,226       130,702,611     56,128,175        83,755,916

Net assets:

  Beginning of year              98,673,833        38,117,332    232,840,773       102,138,162    194,724,874       110,968,958
                                -----------        ----------    -----------       -----------    -----------       -----------
  End of year                  $144,933,607       $98,673,833   $341,387,999      $232,840,773   $250,853,049      $194,724,874
                                ===========        ==========    ===========       ===========    ===========       ===========
Undistributed net investment
income included in net assets      $245,028           $14,253     $1,114,420           $69,558     $2,281,548           $94,881
                                ===========        ==========    ===========       ===========    ===========       ===========


See accompanying notes to financial statements.



                                                         ULTRA SERIES FUND
                                           Statement of Changes in Net Assets (Continued)
                                Six Months Ended June 30, 1997 and the Year Ended December 31, 1996
                                                            (Unaudited)


                                             BOND FUND                    MONEY MARKET FUND               TREASURY 2000 FUND
Operations:                           1997              1996           1997             1996            1997             1996
  Net investment income          $1,016,549        $1,251,976       $629,843          $836,930        $53,075          $107,928

  Net realized gain (loss) on
   security transactions             15,345            49,716             --                --             --                --

  Net change in unrealized
   appreciation or depreciation
   on investments                  (129,976)         (477,126)            --                --        (17,317)          (75,534)
                                 ----------        ----------     ----------        ----------     ----------        ----------
   Change in net assets from
    operations                      901,918           824,566        629,843           836,930         35,758            32,394
                                -----------        ----------    -----------       -----------    -----------       -----------
Distributions to shareholders:

  From net investment income       (480,930)       (1,238,292)      (629,843)         (836,930)            --                --

  From realized gains on
     investments                         --           (49,716)            --                --             --                --
                                -----------        ----------    -----------       -----------    -----------       -----------
   Change in net assets from
    distributions                  (480,930)       (1,288,008)      (629,843)         (836,930)            --                --
                                -----------        ----------    -----------       -----------    -----------       -----------
Capital share transactions
   (note 5):

  Proceeds from sale of shares    9,167,721        13,819,369     21,851,815        32,934,173             --             7,020

  Net asset value of shares
   issued in reinvestment
   of distributions                 480,930         1,288,008        620,971           835,642             --                --
                                -----------        ----------    -----------       -----------    -----------       -----------
                                  9,648,651        15,107,377     22,472,786                               --             7,020

  Cost of shares repurchased       (402,198)       (1,796,780)   (13,735,749)      (24,132,957)            --                --
                                -----------        ----------    -----------       -----------    -----------       -----------


   Change in net assets
    derived from capital
    share transactions            9,246,453        13,310,597      8,737,037         9,636,858             --             7,020
                                -----------        ----------    -----------       -----------    -----------       -----------
Increase (decrease) in net
  assets                          9,667,441        12,847,155      8,737,037         9,636,858         35,758            39,414

Net assets:

  Beginning of year              26,571,923        13,724,768     21,010,987        11,374,129      1,584,741         1,545,327
                                -----------        ----------    -----------       -----------    -----------       -----------
  End of year                   $36,239,364       $26,571,923    $29,748,024       $21,010,987     $1,620,499        $1,584,741
                                ===========        ==========    ===========       ===========    ===========       ===========

Undistributed net investment
income included in net assets      $553,653           $18,034             --                --             --                --
                                ===========        ==========    ===========       ===========    ===========       ===========


See accompanying notes to financial statements.


                                        CAPITAL APPRECIATION STOCK FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1997 and the Year Ended December 31
                                                            (Unaudited)


                                     ------------------------------------ CAPITAL APPRECIATION STOCK FUND -------------------------
(For a share outstanding throughout the period):   1997              1996             1995              1994

Net Asset Value, Beginning of Period             $14.60            $12.51            $9.97            $10.00
                                                 ------            ------           ------            ------


  Income from Investment Operations

   Net Investment Income                           0.06              0.13             0.14              0.16

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 2.08              2.55             2.91              0.37
                                                 ------            ------           ------            ------

  Total from Investment Operations                 2.14              2.68             3.05              0.53
                                              -------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.03)            (0.13)           (0.14)            (0.15)

   Distributions from Realized Capital Gains      (0.01)            (0.46)           (0.37)            (0.41)
                                                 ------            ------           ------            ------

  Total Distributions                             (0.04)            (0.59)           (0.51)            (0.56)
                                               -------------------------------------------------------------

Net Asset Value, End of Period                   $16.70            $14.60           $12.51             $9.97
====================================================================================================================================

Total Return*                                    14.74%            21.44%           30.75%             5.44%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $144,933           $98,674          $38,117            $9,449

Ratio of Expenses to Average Net Assets**          0.69%             0.65%            0.65%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       0.82%             0.96%            1.37%             1.55%

Portfolio Turnover Rate                           11.48%            49.77%           61.32%            65.81%

Average Commission Rate                           $0.06             $0.06            $0.06
====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.71%, 0.66%, 0.75%, and 0.85%, for 1997, 1996, 1995, and 1994,
   respectively.

                                         GROWTH AND INCOME STOCK FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1997 and the Year Ended December 31
                                                            (Unaudited)


                                       ---------------------------------- GROWTH AND INCOME STOCK FUND ----------------------------
(For a share outstanding throughout the period):   1997              1996             1995              1994             1993


Net Asset Value, Beginning of Period             $21.32            $18.20           $15.06            $15.51           $15.49
                                                 ------            ------           ------            ------            ------

Income from Investment Operations

Net Investment Income                              0.16              0.34             0.37              0.32             0.29

Net Realized and Unrealized Gain (Loss)
on Investments                                     3.18              3.93             4.37             (0.04)            1.87
                                                  -----             -----            -----             -----             -----

Total from Investment Operations                   3.34              4.27             4.74              0.28             2.16
                                               -------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.09)            (0.34)           (0.37)            (0.32)           (0.29)

   Distributions from Realized Capital Gains      (0.01)            (0.81)           (1.23)            (0.40)           (1.85)
                                                  -----             -----            -----             -----             -----

  Total Distributions                             (0.10)            (1.15)           (1.60)            (0.73)           (2.14)
                                               -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $24.56            $21.32           $18.20            $15.06           $15.51
====================================================================================================================================

Total Return*                                    15.68%            22.02%           31.75%             1.42%            13.77%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $341,388          $232,841         $102,138           $48,913           $32,468

Ratio of Expenses to Average Net Assets**          0.62%             0.65%            0.65%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       1.50%             1.78%            2.28%             2.19%            1.84%

Portfolio Turnover Rate                           10.50%            40.55%           57.80%            45.36%           56.79%

Average Commission Rate                           $0.06             $0.06            $0.06
====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.63%, 0.65%, 0.69%, 0.70%, and 0.73%, for 1997, 1996, 1995, 1994, and
   1993, respectively.

                                                 BALANCED FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1997 and the Year Ended December 31
                                                            (Unaudited)


                             ---------------------------------------------------- BALANCED FUND -----------------------------------
(For a share outstanding throughout the period):   1997              1996             1995              1994             1993

Net Asset Value, Beginning of Period             $15.29            $14.63           $12.90            $13.70           $13.54
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income                           0.29              0.58             0.55              0.52             0.50

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.94              0.98             2.29             (0.56)            0.95
                                                  -----             -----            -----             -----             -----

  Total from Investment Operations                 1.23              1.56             2.84             (0.04)            1.45
                                               -------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.15)            (0.58)           (0.55)            (0.51)           (0.50)

   Distributions from Realized Capital Gains      (0.00)            (0.32)           (0.56)            (0.25)           (0.79)
                                                  -----             -----            -----             -----             -----

  Total Distributions                             (0.15)            (0.90)           (1.11)            (0.76)           (1.29)
                                               -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $16.37            $15.29           $14.63            $12.90           $13.70
====================================================================================================================================

Total Return*                                     8.13%            10.79%           22.27%            -0.46%            10.47%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $250,853          $194,725         $110,969           $67,468           $54,363

Ratio of Expenses to Average Net Assets**          0.65%             0.65%            0.65%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       3.87%             3.91%            4.03%             4.00%            3.62%

Portfolio Turnover Rate                           10.74%            33.48%           36.68%            28.53%           28.71%

Average Commission Rate                           $0.06             $0.06            $0.06
====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.67%, 0.65%, 0.68%, 0.70%, and 0.74%, for 1997, 1996, 1995, 1994, and
   1993, respectively.

                                                   BOND FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1997 and the Year Ended December 31
                                                            (Unaudited)


                            ------------------------------------------------------- BOND FUND -------------------------------------
(For a share outstanding throughout the period):   1997              1996             1995              1994             1993

Net Asset Value, Beginning of Period             $10.33            $10.63            $9.67            $10.58           $10.32
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income                           0.32              0.65             0.60              0.59             0.64

   Net Realized and Unrealized Gain (Loss)
    on Investments                                (0.05)            (0.28)            0.96             (0.90)            0.28
                                                  -----             -----            -----             -----             -----

  Total from Investment Operations                 0.27              0.37             1.56             (0.31)            0.92
                                               -------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.16)            (0.64)           (0.59)            (0.59)           (0.65)

   Distributions from Realized Capital Gains       0.01             (0.03)           (0.01)            (0.01)           (0.01)
                                                  -----             -----            -----             -----             -----

  Total Distributions                             (0.15)            (0.67)           (0.60)            (0.60)           (0.66)
                                               -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $10.45            $10.33           $10.63             $9.67           $10.58
------------------------------------------------------------------------------------------------------------------------------------

Total Return*                                     2.66%             2.86%           16.37%            -3.06%             8.87%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $36,239           $26,572          $13,725            $7,867            $6,297

Ratio of Expenses to Average Net Assets**          0.60%             0.65%             0.65%            0.65%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       6.35%             6.25%             6.08%            6.03%             5.99%

Portfolio Turnover Rate                           18.94%            25.67%            14.74%           11.97%            12.23%
====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.63%, 0.67%, 0.68%, 0.70%, and 0.75%, for 1997, 1996, 1995, 1994, and
   1993, respectively.

                                               MONEY MARKET FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1997 and the Year Ended December 31
                                                            (Unaudited)


                                 ---------------------------------------------- MONEY MARKET FUND ---------------------------------
(For a share outstanding throughout the period):   1997              1996             1995              1994             1993
Net Asset Value, Beginning of Period              $1.00             $1.00            $1.00             $1.00            $1.00
                                                  -----             -----            -----             -----             -----

  Income from Investment Operations

   Net Investment Income                           0.02              0.05             0.05              0.03             0.03

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.00              0.00             0.00              0.00             0.00
                                                  -----             -----            -----             -----             -----

  Total from Investment Operations                 0.02              0.05             0.05              0.03             0.03
                                              --------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.02)            (0.05)           (0.05)            (0.03)           (0.03)

   Distributions from Realized Capital Gains      (0.00)            (0.00)           (0.00)             0.00             0.00
                                                  -----             -----            -----             -----             -----

  Total Distributions                             (0.02)            (0.05)           (0.05)            (0.03)           (0.03)
                                              --------------------------------------------------------------------------------------

Net Asset Value, End of Period                    $1.00             $1.00            $1.00             $1.00            $1.00
====================================================================================================================================

Total Return*                                     2.48%             5.17%            5.21%             3.34%             2.86%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $29,748           $21,011          $11,374            $7,799            $4,749

Ratio of Expenses to Average Net Assets**         0.56%             0.65%            0.65%             0.65%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                      4.81%             4.74%            5.17%             3.66%             2.43%

Portfolio Turnover Rate                             --                --               --                --                --
====================================================================================================================================

For the Money Market Fund, the "seven-day average" yield for the seven days ended June 30, 1997, was 5.07% and the "effective" yield for that period was 5.20%.

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.59%, 0.67%, 0.73%, 0.78%, and 0.77% for 1997, 1996, 1995, 1994, and
   1993, respectively.

                                              TREASURY 2000 FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1997 and the Year Ended December 31
                                                            (Unaudited)


                             ------------------------------------------------- TREASURY 2000 FUND ---------------------------------
(For a share outstanding throughout the period)    1997              1996             1995              1994             1993

Net Asset Value, Beginning of Period              $8.64             $8.47            $7.00             $7.53            $6.53
                                                  -----             -----            -----             -----             -----

  Income from Investment Operations

   Net Investment Income                           0.00              0.58             0.58              0.53             0.48

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.20             (0.41)            0.89             (1.06)            0.52
                                                  -----             -----            -----             -----             -----

  Total from Investment Operations                 0.20              0.17             1.47             (0.53)            1.00
                                             ---------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income        0.00              0.00             0.00              0.00             0.00

   Distributions from Realized Capital Gains       0.00              0.00             0.00              0.00             0.00
                                                  -----             -----            -----             -----             -----

  Total Distributions                              0.00              0.00             0.00              0.00             0.00
                                             ---------------------------------------------------------------------------------------

Net Asset Value, End of Period                    $8.84             $8.64            $8.47             $7.00            $7.53
====================================================================================================================================

Total Return*                                     2.25%             2.10%           20.99%            -7.12%            15.43%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $1,620            $1,585           $1,545            $1,272            $1,363

Ratio of Expenses to Average Net Assets           0.45%             0.45%            0.45%             0.45%             0.45%

Ratio of Net Investment Income to Average
  Net Assets                                      6.66%             7.03%            7.40%             7.50%             6.69%

Portfolio Turnover Rate                             --                --               --                --                --
====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

                                ULTRA SERIES FUND
                          Notes to Financial Statements

(1)  Description of the Fund

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with six investment portfolios (the "funds"), each with different investment objectives and policies and each having available two separate classes of common stock with a par value of $.01 per share. Fund shares are sold and redeemed at a price equal to the shares' net asset value (note 2(b)). The assets of each fund are held separate from the assets of the other funds.

     Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 4); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of June 30, 1997, no Class C Shares have been issued.


(2)  Significant Accounting Policies

     (a) Valuation of Investment Securities

         Value of securities, including call options, which are traded on exchanges are valued at the last sales price on the principal exchange as of the close of the New York Stock Exchange or 3:00 p.m. Central Standard Time, whichever is earlier, on the day the securities are being valued. Securities not traded on a stock exchange on a given day or traded over-the-counter are valued using a procedure determined in good faith to represent a fair value and which is authorized by the Board of Trustees. Pursuant to Rule 2A-7 of the 1940 Act, all money market instruments in the Money Market Fund are valued on an amortized cost basis. Money Market Instruments in the other funds are valued on an amortized cost basis if there are less than 60 days to maturity.

     (b) Share Valuation and Dividends to Shareholders

         The net asset value of the shares of each fund is determined on a daily basis based on the valuation of the net assets of the funds divided by the number of shares of the fund outstanding. Expenses, including the investment advisory, advisory/administrative, and distribution fees (note 4), are accrued daily and reduce the net asset value per share.

         Dividends on the Money Market Fund will be declared and reinvested daily in additional full and fractional shares of the Money Market Fund. Dividends of ordinary income from the Capital Appreciation Stock Fund, Growth and Income Stock Fund, Bond Fund, and Balanced Fund will be declared and reinvested quarterly in additional full and fractional shares of the respective funds. All net realized capital gains of these funds, if any, will be declared and reinvested at least annually. The Treasury 2000 Fund will utilize an annual consent dividend procedure which provides the fund with the deduction for dividends constructively paid to shareholders.

     (c) Federal Income and Excise Taxes

         The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income or excise taxes is required. Net investment income and net realized gains (losses) for the funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

     (d) Security Transactions and Investment Income

         Security transactions are recorded on the trade date basis. Realized gains and losses from security transactions are reported on the identified cost basis. Interest, including amortization of premium and discount, is accrued daily and dividend income is recorded on the ex-dividend date.

     (e) Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.


(3)  Purchase and Sales of Investment Securities

     The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term securities for all funds except Money Market) for each fund during the six-month period ended June 30, 1997, were as follows:

                                                 Capital       Growth and                                      Money       Treasury
                                              Appreciation    Income Stock       Balanced        Bond         Market         2000
                                               Stock Fund         Fund             Fund          Fund          Fund          Fund

     Total costs of securities purchased     $40,132,677      $90,051,350     $58,743,994   $14,445,502    $73,177,654     $     --
                                              ==========      ===========     ===========    ==========    ===========     ========
     Total proceeds received on security
     sales and principal paydowns            $13,848,806      $29,918,765     $23,295,352    $5,823,053    $64,827,724     $     --
                                              ==========      ===========     ===========    ==========    ===========     ========


(4)  Transactions with Affiliates

     Fees and Expenses

     The Fund has entered into an investment advisory agreement with CIMCO Inc. (the "Investment Adviser"), an affiliated company. For the four-month period ended April 30, 1997, the Investment Adviser received monthly advisory or advisory/ administrative fees, based on average daily net assets, at an annual rate of .5 percent of the Capital Appreciation Stock, Growth and Income Stock, Balanced, Bond and Money Market Funds and .45 percent of the Treasury 2000 Fund. On May 1, 1997, a new advisory agreement with the Investment Advisor changed this fee structure and provides for a different fee for each portfolio within the Fund. The fees, paid monthly, are calculated as a percentage of the average daily net assets for each portfolio at the following annual rates:

              Capital Appreciation Stock             0.80%
              Balanced                               0.70%
              Growth and Income Stock                0.60%
              Bond                                   0.55%
              Money Market                           0.45%
              Treasury 2000                          0.45%

     Under the new unitary fee structure, the Investment Adviser is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs, and accounting and legal fees as indicated in the investment advisory agreement.

     In addition to the unitary investment advisor fee, each fund also pays certain expenses including trustees fees, brokerage commis-sions, interest expense, audit fees, and other extraordinary expenses.

     For the four-month period ended April 30, 1997, the Investment Adviser was required to reimburse the funds for the amount, if any, by which the aggregate expenses of any fund (including the Investment Adviser's fee, but excluding brokerage commissions, interest, taxes, and extraordinary expenses) in any calendar year exceed 2.0 percent of the average daily net assets of the funds. In addition, for the four-month period ended April 30, 1997, CUNA Mutual Life has voluntarily agreed to reimburse the Capital Appreciation Stock, Growth and Income Stock, Balance, Bond and Money Market Funds for ordinary business expenses in excess of .65 percent (of which .5 percent is the advisory fee and .15 percent is general and administrative expenses) of the average daily net assets of these funds. Also, for the four-month period ended April 30, 1997, the Investment Advisor has agreed to assume responsibility for providing all administrative services and paying all ordinary business expenses of the Treasury 2000 Fund which exceed .45 percent (all of which is the advisory/administrative fee) of average daily net assets. Currently, CUNA Mutual Life and CUNA Mutual Insurance Society, affiliated companies, are providing administrative services on behalf of the Investment Advisor.

     During the four-month period ended April 30, 1997, CUNA Mutual Life voluntarily reimbursed expenses for each of the funds in the following amounts:

     Capital Appreciation Stock Fund..... $8,943   Bond Fund..............$4,364
     Growth and Income Stock Fund........$16,291   Money Market Fund......$4,095
     Balanced Fund.......................$12,966


     All capital shares outstanding at June 30, 1997, are owned by separate investment accounts of CUNA Mutual Life.

     Certain officers and directors of the Fund are also officers of CUNA Mutual Life or CIMCO Inc. During the six-month period ended June 30, 1997, the Fund made no direct payments to its officers and paid trustees' fees of approximately $5,671 to its unaffiliated trustees.

     Distribution Plan

     All shares are distributed through CUNA Brokerage Service, Inc.("CBS"), and affiliated company, or other registered broker-dealers authorized by CBS. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.


(5)  Share Activity

     Transactions in shares of each fund for the year ended December 31, 1996 and for the six-month period ended June 30, 1997, were as follows:

                                               Capital        Growth and                                     Money        Treasury
                                            Appreciation     Income Stock      Balanced         Bond        Market          2000
                                             Stock Fund          Fund            Fund           Fund         Fund           Fund

  Shares outstanding at December 31, 1995   3,046,550        5,611,047       7,585,243      1,291,279    11,374,129        182,546

  Share sold, including reinvestment
         of dividends                       3,818,030        5,524,047       5,380,713      1,453,110    33,769,815            805

  Shares repurchased                         (105,316)        (215,447)       (228,534)      (171,319)  (24,132,957)            --
                                            ---------        ---------       ---------       --------    ----------        -------
  Shares outstanding at December 31, 1996   6,759,264       10,919,647      12,737,422      2,573,070    21,010,987        183,351

  Share sold, including reinvestment
         of dividends                       1,924,383        2,991,305       2,669,643        933,442    22,472,787         15,929

  Shares repurchased                           (6,231)         (11,426)        (84,359)       (39,055)  (13,735,750)       (15,929)
                                            ---------        ---------       ---------       --------    ----------        -------
  Shares outstanding at June 30, 1997       8,677,416       13,899,526      15,322,706      3,467,457    29,748,024        183,351
                                            ---------        ---------       ---------       --------    ----------        -------

                                ULTRA SERIES FUND
                              Officers and Trustees

OFFICERS                                                                                         BOARD OF TRUSTEES
Michael S. Daubs, President                                                                      Gwendolyn M. Boeke
Lawrence R. Halverson, Vice President/Secretary                                                  Alfred L. Disrud
Donald E. Heltner, Vice President                                                                Kevin T. Lentz
Michael G. Joneson, Chief Accounting Officer, Treasurer and Assistant Secretary                  Keith S. Noah
Robert M. Buckingham, Chief Financial Officer/Assistant Secretary                                Thomas C. Watt